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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number         811-07148

Schwartz Investment Trust

(Exact name of registrant as specified in charter)

3707 West Maple Road, Suite 100 Bloomfield Hills, Michigan	48301
(Address of principal executive offices)	(Zip code)

George P. Schwartz

Schwartz Investment Counsel, Inc.  3707 W. Maple Road   Bloomfield Hills, MI 48301

(Name and address of agent for service)

Registrant's telephone number, including area code:  (248) 644-8500

Date of fiscal year end:         December 31, 2010

Date of reporting period:       June 30, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

Schwartz Value Fund

VALUE INVESTING SINCE 1984

[UNAUDITED]

SEMI-ANNUAL REPORT

JUNE 30, 2010

Shareholder Accounts c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, OH 45246 (888) 726-0753	Corporate Offices 3707 W. Maple Road Suite 100 Bloomfield Hills, MI 48301

Schwartz Value Fund

Dear Fellow Shareowner:

For the first 6 months of 2010, the Schwartz Value Fund (the “Fund”) had a total return of -2.8% compared to –5.0% for the Dow Jones Industrial Average, -6.7% for the S&P 500 Index, and -2.0% for the Russell 2000 Index. Fund holdings which had the biggest positive impact on performance included Nintendo Company Ltd. (Video Game Hardware & Software), Berkshire Hathaway, Inc. (Diversified Holding Company), SPDR Gold Trust (ETF), Meadowbrook Insurance Group, Inc. (Specialty P&C Insurance), Varian Medical Systems, Inc. (Medical Equipment), and Rockwell Collins, Inc. (Aerospace & Defense). Holdings which had the biggest negative impact on performance included: Pfizer, Inc. (Pharmaceuticals), Exxon Mobil Corporation (Energy), Federated Investors, Inc. (Investment Management), and Microsoft Corporation (Software).

There were a number of portfolio changes made during the first 6 months, as the heightened stock market volatility allowed us to dispose of securities we considered to be fully valued and replace them with securities of companies we believe to be undervalued. As such, positions liquidated because their shares met our price objective included Boeing Co., Kinetic Concepts, Inc., Peabody Energy Corporation, Rockwell Collins, Inc., Stryker Corporation, and Teradata Corporation. New holdings for the Fund include Brown & Brown, Inc. (Insurance Brokerage), The Chubb Corporation (Insurance), H&R Block, Inc. (Tax Preparation), The Western Union Company (Money Transfer & Payment Services), and Wolverine World Wide, Inc. (Footwear).

In searching for suitable investments for the Fund, we continue to find attractively priced stocks among the high-quality, mega-cap companies. This segment of the market appears to be offering some exceptional bargains. With lots of analyst coverage, these big company stocks have historically been efficiently priced and were therefore not bargains. But in our view they are currently being ignored in the marketplace, as individuals appear to have largely abandoned equities, and many institutional investors have recently focused on smaller, riskier companies. The bottom line is – the big caps are currently cheap in our opinion. Therefore, we’ve been adding to positions in several large, growing, superbly-run, blue-chip companies selling at their lowest valuation in years. Examples include Exxon Mobil (forward PE 9x), Johnson & Johnson (12x), Microsoft (11x), Pfizer (7x), and Wal-Mart Stores, Inc. (12x).

In managing the portfolio, we strive to be contrarian investors because it is impossible to buy popular stocks at bargain prices. (When they are popular, their prices are typically high). We’re always on the lookout for companies that are out of favor due to a temporary problem or clouded outlook, and thus have depressed share prices. A company fitting the bill currently is H&R Block, Inc. The country’s largest tax preparer, H&R Block has a long history of profits, high margins, excess cash flow which has enabled share repurchases, and dividend increases. Trading for less than 10x earnings,

1

the stock is currently depressed, owing to the weak labor markets, a slow tax-filing season and recent departure of the CEO. But with strong free cash flow, a rock solid balance sheet (more cash than debt) and a dividend yield of 4.0%+, the downside risk in H&R Block appears limited, and the upside could be substantial. Such is the case with many of our portfolio holdings.

Thanks for being a shareholder of the Schwartz Value Fund.

With best regards,

George P. Schwartz, CFA	Timothy S. Schwartz, CFA
Co-Portfolio Manager	Co-Portfolio Manager

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data, current through the most recent month end, is available by calling the Fund at 1-888-726-0753.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please visit our website at www.schwartzvaluefund.com or call 1-888-726-0753 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Fund is distributed by Ultimus Fund Distributors, LLC.

The Letter to Shareholders seeks to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed.

2

SCHWARTZ VALUE FUND
TEN LARGEST EQUITY HOLDINGS
June 30, 2010 (Unaudited)

Shares	Company	Market Value	% of Net Assets
31,033	Exxon Mobil Corporation	$1,771,070	5.5%
182,700	Unico American Corporation	1,717,380	5.4%
45,000	Nintendo Company Ltd. - ADR	1,677,240	5.2%
13,100	SPDR Gold Trust	1,594,008	5.0%
45,000	Sysco Corporation	1,285,650	4.0%
55,000	Microsoft Corporation	1,265,550	3.9%
140,000	Meadowbrook Insurance Group, Inc.	1,208,200	3.8%
10	Berkshire Hathaway, Inc. - Class A	1,200,000	3.8%
53,400	Federated Investors, Inc. - Class B	1,105,914	3.5%
20,000	Lancaster Colony Corporation	1,067,200	3.3%

ASSET ALLOCATION (Unaudited)

Sector	% of Net Assets
Consumer Discretionary	10.8%
Consumer Staples	13.3%
Energy	12.2%
Financials	32.3%
Health Care	6.4%
Industrials	0.5%
Information Technology	10.1%
Telecommunication Services	1.4%
Exchange-Traded Funds	6.3%
Cash Equivalents, Other Assets and Liabilities	6.7%
100.0%

3

SCHWARTZ VALUE FUND
SCHEDULE OF INVESTMENTS
June 30, 2010 (Unaudited)

COMMON STOCKS — 87.0%	Shares	Market Value
Consumer Discretionary — 10.8%
Consumer Products — 5.2%
Nintendo Company Ltd. - ADR	45,000	$1,677,240

Diversified Consumer Services — 2.5%
Education Management Corporation *	12,000	183,000
Strayer Education, Inc.	200	41,578
Weight Watchers International, Inc.	22,500	578,025
		802,603
Specialty Retail — 1.3%
Signet Jewelers Ltd. *	15,000	412,500

Textiles, Apparel & Luxury Goods — 1.8%
K-Swiss, Inc. - Class A *	1,000	11,230
Weyco Group, Inc.	20,000	455,600
Wolverine World Wide, Inc.	4,000	100,880
		567,710
Consumer Staples — 13.3%
Beverages — 0.8%
Coca-Cola Company (The)	5,000	250,600

Food & Staples Retailing — 7.6%
Kroger Company (The)	10,000	196,900
Sysco Corporation	45,000	1,285,650
Wal-Mart Stores, Inc.	20,000	961,400
		2,443,950
Food Products — 4.9%
Lancaster Colony Corporation	20,000	1,067,200
Nestlé S.A. - ADR	10,000	482,400
		1,549,600
Energy — 12.2%
Energy Equipment & Services — 6.2%
Atwood Oceanics, Inc. *	7,500	191,400
Ensco PLC - ADR	10,000	392,800
Halliburton Company	4,500	110,475
Nabors Industries Ltd. *	15,000	264,300
National Oilwell Varco, Inc.	5,000	165,350
Patterson-UTI Energy, Inc.	27,500	353,925
Rowan Companies, Inc. *	10,000	219,400
Schlumberger Ltd.	5,000	276,700
		1,974,350
Oil, Gas & Consumable Fuels — 6.0%
Exxon Mobil Corporation	31,033	1,771,070
Rosetta Resources, Inc. *	7,500	148,575
		1,919,645

4

SCHWARTZ VALUE FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 87.0% (Continued)	Shares	Market Value
Financials — 32.3%
Capital Markets — 5.6%
Federated Investors, Inc. - Class B	53,400	$1,105,914
Investment Technology Group, Inc. *	42,000	674,520
		1,780,434
Diversified Financial Services — 8.4%
Dun & Bradstreet Corporation (The)	5,000	335,600
H&R Block, Inc.	40,000	627,600
Morningstar, Inc. *	12,500	531,500
PICO Holdings, Inc. *	10,000	299,700
Western Union Company (The)	60,000	894,600
		2,689,000
Insurance — 18.3%
Alleghany Corporation *	2,070	607,131
Berkshire Hathaway, Inc. - Class A *	10	1,200,000
Brown & Brown, Inc.	20,000	382,800
Chubb Corporation (The)	8,000	400,080
Markel Corporation *	1,000	340,000
Meadowbrook Insurance Group, Inc.	140,000	1,208,200
Unico American Corporation *	182,700	1,717,380
		5,855,591
Health Care — 6.4%
Health Care Equipment & Supplies — 1.6%
Varian Medical Systems, Inc. *	10,000	522,800

Pharmaceuticals — 4.8%
Johnson & Johnson	15,000	885,900
Pfizer, Inc.	45,000	641,700
		1,527,600
Industrials — 0.5%
Aerospace & Defense — 0.5%
Sparton Corporation *	32,000	160,960

Information Technology — 10.1%
Electronic Equipment, Instruments & Components — 1.9%
Ingram Micro, Inc. - Class A *	40,000	607,600

IT Services — 4.3%
Accenture PLC - Class A	25,000	966,250
Automatic Data Processing, Inc.	10,000	402,600
		1,368,850
Software — 3.9%
Microsoft Corporation	55,000	1,265,550

5

SCHWARTZ VALUE FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 87.0% (Continued)	Shares	Market Value
Telecommunication Services — 1.4%
Diversified Telecommunication Services — 1.4%
CenturyLink, Inc.	5,000	$166,550
Verizon Communications, Inc.	10,000	280,200
		446,750

Total Common Stocks (Cost $24,468,232)		$27,823,333

EXCHANGE-TRADED FUNDS — 6.3%	Shares	Market Value
iShares Barclays TIPS Bond Fund	4,000	$427,640
SPDR Gold Trust *	13,100	1,594,008
Total Exchange-Traded Funds (Cost $1,581,009)		$2,021,648

OPEN-END FUNDS — 0.0%	Shares	Market Value
Sequoia Fund (Cost $7,909)	61	$6,923

MONEY MARKET FUNDS — 6.7%	Shares	Market Value
Federated Government Obligations Tax-Managed Fund - Institutional Shares, 0.02% (a)	1,519,292	$1,519,292
Federated U.S. Treasury Cash Reserve Fund - Institutional Shares, 0.00% (a)	609,412	609,412
Total Money Market Funds (Cost $2,128,704)		$2,128,704

Total Investments at Market Value — 100.0% (Cost $28,185,854)		$31,980,608

Liabilities in Excess of Other Assets — (0.0%)		(10,516)

Net Assets — 100.0%		$31,970,092

ADR - American Depositary Receipt.

*	Non-income producing security.

(a)	The rate shown is the 7-day effective yield as of June 30, 2010.

See notes to financial statements.

6

SCHWARTZ VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2010 (Unaudited)

ASSETS
Investments, at market value (cost of $28,185,854) (Note 1)	$31,980,608
Receivable for capital shares sold	252
Dividends receivable	75,377
Other assets	11,611
TOTAL ASSETS	32,067,848

LIABILITIES
Payable for capital shares redeemed	1,000
Payable to Adviser (Note 2)	83,430
Payable to administrator (Note 2)	4,100
Other accrued expenses	9,226
TOTAL LIABILITIES	97,756

NET ASSETS	$31,970,092

NET ASSETS CONSIST OF:
Paid-in capital	$37,639,062
Accumulated undistributed net investment income	89,200
Accumulated net realized losses from security transactions	(9,552,924)
Net unrealized appreciation on investments	3,794,754
NET ASSETS	$31,970,092

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	1,727,852

Net asset value, offering price and redemption price per share	$18.50

See notes to financial statements.

7

SCHWARTZ VALUE FUND
STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2010 (Unaudited)

INVESTMENT INCOME
Dividends (Net of foreign tax of $3,153)	$345,409

EXPENSES
Investment advisory fees (Note 2)	168,879
Administration, accounting and transfer agent fees (Note 2)	26,001
Trustees’ fees and expenses	18,574
Legal and audit fees	14,122
Registration fees	11,082
Custodian and bank service fees	3,903
Printing of shareholder reports	3,429
Postage and supplies	2,446
Insurance expense	1,846
Compliance service fees and expenses (Note 2)	1,334
Other expenses	4,593
TOTAL EXPENSES	256,209

NET INVESTMENT INCOME	89,200

REALIZED AND UNREALIZED GAINS/(LOSSES) ON INVESTMENTS
Net realized gains from security transactions	2,819,106
Net change in unrealized appreciation/(depreciation) on investments	(3,780,108)

NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS	(961,002)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(871,802)

See notes to financial statements.

8

SCHWARTZ VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2010(Unaudited)	Year Ended December 31, 2009
FROM OPERATIONS
Net investment income/(loss)	$89,200	$(20,978)
Net realized gains/(losses) from security transactions	2,819,106	(2,434,233)
Net change in unrealized appreciation/(depreciation) on investments	(3,780,108)	11,299,767
Net increase (decrease) in net assets from operations	(871,802)	8,844,556

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	935,956	1,759,557
Payments for shares redeemed	(2,463,191)	(3,724,792)
Net decrease in net assets from capital share transactions	(1,527,235)	(1,965,235)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,399,037)	6,879,321

NET ASSETS
Beginning of period	34,369,129	27,489,808
End of period	$31,970,092	$34,369,129

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME	$89,200	$—

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	47,440	101,406
Shares redeemed	(124,949)	(242,708)
Net decrease in shares outstanding	(77,509)	(141,302)
Shares outstanding, beginning of period	1,805,361	1,946,663
Shares outstanding, end of period	1,727,852	1,805,361

See notes to financial statements.

9

SCHWARTZ VALUE FUND
FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period

	Six Months Ended June 30, 2010 (Unaudited)		Year Ended Dec. 31, 2009	Year Ended Dec. 31, 2008		Year Ended Dec. 31, 2007		Year Ended Dec. 31, 2006	Year Ended Dec. 31, 2005
Net asset value at beginning of period	$19.04		$14.12	$22.15		$25.52		$25.44	$27.04

Income/(loss) from investment operations:
Net investment income/(loss)	0.05		(0.01)	0.07		(0.00	)(a)	(0.09)	(0.17)
Net realized and unrealized gains/ (losses) on investments	(0.59)		4.93	(8.03)		(2.82)		3.74	1.23
Total from investment operations	(0.54)		4.92	(7.96)		(2.82)		3.65	1.06

Less distributions:
From net investment income	—		—	(0.07)		—		—	—
From net realized gains on investments	—		—	(0.00	)(a)	(0.55)		(3.57)	(2.66)
Total distributions	—		—	(0.07)		(0.55)		(3.57)	(2.66)

Net asset value at end of period	$18.50		$19.04	$14.12		$22.15		$25.52	$25.44

Total return (b)	(2.8%	)(c)	34.8%	(35.9%	)	(11.1%	)	14.3%	3.8%

Ratios/Supplementary Data:
Net assets at end of period (000’s)	$31,970		$34,369	$27,490		$54,863		$68,408	$69,486

Ratio of expenses to average net assets	1.49%	(d)	1.55%	1.43%		1.34%		1.38%	1.61%

Ratio of net investment income/(loss) to average net assets	0.52%	(d)	(0.07)%	0.33%		(0.00)%		(0.35)%	(0.65)%

Portfolio turnover rate	28%	(c)	73%	150%		78%		82%	78%

(a)	Amount rounds to less than $0.01 per share.

(b)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Not annualized.

(d)	Annualized.

See notes to financial statements.

10

SCHWARTZ VALUE FUND
NOTES TO FINANCIAL STATEMENTS
June 30, 2010 (Unaudited)

1.	Significant Accounting Policies

Schwartz Value Fund (the “Fund”) is a diversified series of Schwartz Investment Trust (the “Trust”), an open-end management investment company established as an Ohio business trust under a Declaration of Trust dated August 31, 1992. The Fund is registered under the Investment Company Act of 1940 and commenced operations on July 20, 1993. The Fund determines and makes available for publication the net asset value of its shares on a daily basis.

The investment objective of the Fund is to seek long-term capital appreciation. See the Prospectus for information regarding the principal investment strategies of the Fund.

Shares of the Fund are sold at net asset value. To calculate the net asset value, the Fund’s assets are valued and totaled, liabilities are subtracted, and the balance is divided by the number of shares outstanding. The offering price and redemption price per share are equal to the net asset value per share.

The following is a summary of significant accounting policies followed by the Fund:

(a) Valuation of investments — Securities which are traded on stock exchanges, other than NASDAQ, are valued at the closing sales price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities traded in the over-the-counter market are valued at the last reported sales price or, if there is no reported sale on the valuation date, at the most recently quoted bid. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Investments representing shares of other open-end investment companies are valued at their net asset value as reported by such companies. Securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees, and will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.

Accounting principles generally accepted in the United States (“GAAP”) establish a single authoritative definition of fair value, set out a framework for measuring fair value and require additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:
  Level 1 – quoted prices in active markets for identical securities
  Level 2 – other significant observable inputs
  Level 3 – significant unobservable inputs

11

SCHWARTZ VALUE FUND
NOTES TO FINANCIAL STATEMENTS
(continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurements falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments by security type, as of June 30, 2010:

	Level 1	Level 2	Level 3	Total
Common Stocks	$27,823,333	$—	$—	$27,823,333
Exchange-Traded Funds	2,021,648	—	—	2,021,648
Open-End Funds	6,923	—	—	6,923
Money Market Funds	2,128,704	—	—	2,128,704
Total	$31,980,608	$—	$—	$31,980,608

Refer to the Fund’s Schedule of Investments for a listing of the common stocks valued using Level 1 inputs by industry type. During the six months ended June 30, 2010, the Fund did not have any significant transfers in and out of Level 1 or Level 2. There were no Level 2 or 3 securities or derivative instruments held in the Fund as of or during the six months ended June 30, 2010.

(b) Income taxes — It is the Fund’s policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income and 98% of its net realized capital gains plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of June 30, 2010:

Federal income tax cost	$28,230,556
Gross unrealized appreciation	$5,055,733
Gross unrealized depreciation	(1,305,681)
Net unrealized appreciation	$3,750,052
Accumulated undistributed ordinary income	89,200
Capital loss carryforwards	(12,132,892)
Other gains	2,624,670
Accumulated deficit	$(5,668,970)

12

SCHWARTZ VALUE FUND
NOTES TO FINANCIAL STATEMENTS
(continued)

The difference between the federal income tax cost of portfolio investments and the financial statement cost for the Fund is due to certain timing differences in the recognition of capital losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales.

As of December 31, 2009, the Fund had capital loss carryforwards for federal income tax purposes of $12,132,892, of which $9,460,235 expires on December 31, 2016 and $2,672,657 expires on December 31, 2017. These capital loss carryforwards may be utilized in the current and future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more-likely-than-not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2006 through December 31, 2009) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

(c) Security transactions and investment income — Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Dividends and distributions — Dividends from net investment income and net capital gains, if any, are declared and paid annually in December. Dividends and distributions to shareholders are recorded on the ex-dividend date. There were no distributions paid during the periods ended June 30, 2010 and December 31, 2009.

(e) Repurchase agreements — The Fund may enter into repurchase agreements (agreements to purchase securities subject to the seller’s agreement to repurchase them at a specified time and price) with well-established registered securities dealers or banks. Repurchase agreements may be deemed to be loans by the Fund. The Fund’s policy is to take possession of U.S. Government obligations as collateral under a repurchase agreement and, on a daily basis, mark-to-market such obligations to ensure that their value, including accrued interest, is at least equal to the amount to be repaid to the Fund under the repurchase agreement. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. There were no outstanding repurchase agreements at June 30, 2010.

(f) Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

13

SCHWARTZ VALUE FUND
NOTES TO FINANCIAL STATEMENTS
(continued)

(g) Common expenses — Common expenses of the Trust are allocated among the Fund and the other series of the Trust based on relative net assets of each series or the nature of the services performed and the relative applicability to each series.

2.	Investment Advisory Agreement and Transactions with Related Parties

The President of the Trust is also the President and Chief Investment Officer of Schwartz Investment Counsel, Inc. (the “Adviser”). Certain other officers of the Trust are officers of the Adviser, or of Ultimus Fund Solutions, LLC (“Ultimus”), the administrative, accounting and transfer agent for the Fund, or of Ultimus Fund Distributors, LLC (the “Distributor”), the Fund’s principal underwriter.

Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is responsible for the management of the Fund and provides investment advice along with the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. Effective May 1, 2010, the Adviser receives from the Fund a quarterly fee at the annual rate of 0.95% per annum of the Fund’s average daily net assets. Prior to May 1, 2010, the Adviser received from the Fund a quarterly fee at the annual rate of 1.00% per annum of the Fund’s average daily net assets.

The Chief Compliance Officer of the Fund (the “CCO”) is an employee of the Adviser. The Trust pays the Adviser $25,000 annually for providing CCO services, of which the Fund pays its proportionate share along with the other series of the Trust. In addition, the Trust reimburses the Adviser for out-of-pocket expenses incurred, if any, for providing these services.

Pursuant to a Mutual Fund Services Agreement between the Fund and Ultimus, Ultimus supplies regulatory and compliance services, calculates the daily net asset value per share, maintains the financial books and records of the Fund, maintains the records of each shareholder’s account, and processes purchases and redemptions of the Fund’s shares. For the performance of these services, the Fund pays Ultimus a fee, payable monthly, at an annual rate of 0.15% of its average daily net assets, subject to a minimum monthly fee of $4,000.

Pursuant to a Distribution Agreement between the Fund and the Distributor, the Distributor serves as the Fund’s exclusive agent for the distribution of its shares. The Distributor is an affiliate of Ultimus.

3.	Investment Transactions

During the six months ended June 30, 2010, cost of purchases and proceeds from sales and maturities of investment securities, excluding short-term investments and U.S. government securities, amounted to $10,187,797 and $8,721,633, respectively.

14

SCHWARTZ VALUE FUND
NOTES TO FINANCIAL STATEMENTS
(continued)

4.	Contingencies and Commitments

The Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

5.	Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

6.	Recent Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required by ASU No. 2010-06 are effective for interim and annual reporting periods beginning after December 15, 2009 and others for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. Management is currently evaluating the impact ASU No. 2010-06 will have on the Fund’s financial statement disclosures.

15

SCHWARTZ VALUE FUND
ABOUT YOUR FUND’S EXPENSES
(Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The ongoing costs reflected in the table below are based on an investment of $1,000 made at the beginning of the most recent semi-annual period (January 1, 2010) and held until the end of the period (June 30, 2010).

The table below illustrates the Fund’s costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the result does not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission (“SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not charge sales loads or redemption fees.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Fund’s expenses, including historical annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s Prospectus.

	Beginning Account Value January 1, 2010	Ending Account Value June 30, 2010	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$971.60	$7.28
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,017.41	$7.45

*	Expenses are equal to the Fund’s annualized expense ratio of 1.49% for the period, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

16

SCHWARTZ VALUE FUND
APPROVAL OF ADVISORY AGREEMENT
(Unaudited)

The Board of Trustees, including the Independent Trustees voting separately, have reviewed and approved the continuance of the Fund’s Advisory Agreement with the Adviser. The approval took place at an in-person meeting held on February 13, 2010.

The Independent Trustees were advised by independent counsel of their fiduciary obligations in approving the Advisory Agreement. The Trustees also received and reviewed a considerable amount of information provided by the Adviser in response to requests of the Independent Trustees and their counsel to assist in their evaluation of the terms of the Advisory Agreement and whether the Advisory Agreement continues to be in the best interest of the Fund and its shareholders. The Trustees reviewed: (1) industry data comparing advisory fees and expense ratios of the Fund with those of comparable investment companies; (2) comparative performance information; (3) the Adviser’s revenues and costs of providing services to the Fund; and (4) information about the Adviser’s personnel. The Trustees considered various factors, among them: (1) the nature, extent and quality of the services provided by the Adviser; (2) the fees charged for those services and the Adviser’s profitability with respect to the Fund (and the methodology by which that profit was calculated); (3) the Fund’s performance; (4) the extent to which economies of scale may be realized as the Fund grows; and (5) whether fee levels reflect these economies of scale for the benefit of Fund investors. The Independent Trustees were advised and supported by independent counsel experienced in securities matters throughout the process. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and also met in a private session with independent counsel at which no representatives of the Adviser were present.

The Trustees evaluated and discussed with the Adviser the responsibilities of the Adviser under the Advisory Agreement. The Trustees also reviewed the background, education and experience of the Adviser’s key investment and operational personnel. The Trustees discussed and considered the quality of administrative and other services provided to the Trust, the Adviser’s compliance programs, and the Adviser’s role in coordinating such services and programs.

The Trustees considered short-term and long-term investment performance of the Fund in their deliberations. The Trustees considered the Fund’s historical performance over various periods ended December 31, 2009, as it compared to the returns of relevant indices and similarly managed mutual funds. Based upon their review, the Trustees observed that the Fund significantly outperformed its benchmark index (the Russell 2000 Index) during 2009 and has outperformed such index over the 10-year period ended December 31, 2009.

The Trustees reviewed the Adviser’s analysis of its profitability from the Advisory Agreement for the year ended December 31, 2009, including the methodology by which that profitability is calculated. The Trustees considered that the Adviser may receive, in addition to the advisory fee, certain indirect benefits from the Agreement, including various research services as a result of the placement of the Fund’s portfolio brokerage. The Trustees concluded that the Adviser possesses the resources necessary to serve as adviser to the Fund, and based upon their review of the financial statements provided by the Adviser, that it is sufficiently capitalized to remain economically viable to serve as adviser.

17

SCHWARTZ VALUE FUND
APPROVAL OF ADVISORY AGREEMENT
(Unaudited) (continued)

At the Adviser’s proposal, the Trustees approved a reduction in the advisory fee payable by the Fund to the Adviser, effective May 1, 2010. The advisory fee paid by the Fund had been calculated at the annual rate of 1.00% of its average daily net assets. Effective May 1, 2010, the advisory fee paid by the Fund was reduced to 0.95% of its average daily net assets.

The Trustees reviewed the advisory fee paid by the Fund under the Advisory Agreement and compared such fee to the advisory fee ratios of similar mutual funds. The Trustees also compared the total operating expense ratio of the Fund with expense ratios of representative funds with similar investment objectives considered to be in its peer group. The Trustees considered the existence of any economies of scale and whether those would be passed along to the Fund’s shareholders. Given that the Fund’s asset levels are lower than most comparable similarly managed funds, the Trustees also considered the effect of the Fund’s potential growth and size on its performance and fees. In considering the Fund’s advisory fee, the Trustees evaluated the Adviser’s investment management capabilities within the context of the financial markets and the Fund’s long-term investment goals. The Trustees found that the Adviser has continued to maintain its stated investment approach in spite of the abrupt market cycles that occurred throughout the past year. The Trustees took note that during a time of widespread pessimism and fear, the Adviser had stated that it had taken advantage of buying opportunities by investing the Fund’s cash reserves in stocks the Adviser believed to be priced below their intrinsic value. The Trustees considered the process used by the Adviser to select stocks with good upside potential and noted that a number of holdings in the Fund’s portfolio had markedly appreciated from their lows in March 2009. The Trustees were mindful that although most of the market recovery was fueled by the lower end of the quality spectrum, the Fund performed well above the average of its benchmark index during 2009, despite its emphasis on high quality holdings. The Trustees concluded that, based upon the investment strategies of the Fund and the quality of services provided by the Adviser, the advisory fees paid by the Fund are reasonable.

In approving the Advisory Agreement, the Independent Trustees reached the following additional conclusions: (i) the Fund’s performance over the past year has been satisfactory; (ii) the nature, extent and quality of services provided by the Adviser are satisfactory; (iii) the advisory fees and total expenses of the Fund, after fee waivers, are competitive with comparably managed mutual funds and are acceptable, and the profits of the Adviser are reasonable; (iv) the Adviser’s request to reduce the advisory fee rate may increase the Fund’s ability to achieve economy of scale benefits and may result in increased investment returns for shareholders; and (v) the extent to which shareholders are achieving economies of scale as the Fund grows is acceptable.

No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve continuance of the Advisory Agreement. Rather, the Trustees concluded, in light of a weighing and balancing of all factors considered, that it would be in the best interests of the Fund and its shareholders to renew the Advisory Agreement for an additional annual period.

18

SCHWARTZ VALUE FUND
OTHER INFORMATION
(Unaudited)

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free (888) 726-0753, or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free (888) 726-0753, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Fund with the SEC as of the first and third quarters of each fiscal year on Form N-Q. The filings are available free of charge, upon request, by calling (888) 726-0753. Furthermore, you may obtain a copy of the filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

SCHWARTZ VALUE FUND
INVESTMENT PHILOSOPHY
(Unaudited)

Schwartz Value Fund (the “Fund”) seeks long-term capital appreciation through value investing – purchasing shares of strong, growing companies at reasonable prices. The Fund invests in companies of all sizes from large-caps to micro-caps. Because the Adviser believes small companies can offer vast reward opportunities, fundamental analysis is used to identify emerging companies with outstanding business characteristics. Sometimes the best values are issues not followed closely by Wall Street analysts.

Most value investors buy fair companies at an excellent price. The Fund attempts to buy excellent companies at a fair price. The essence of value investing is finding companies with great business characteristics, which by their nature offer a margin of safety. A truly fine business requires few assets to provide a consistently expanding stream of income. The Fund purchases shares which are temporarily out-of-favor and selling below intrinsic value.

A common thread in the Fund’s investments is that the market price is often below what a corporate or entrepreneurial buyer might be willing to pay for the entire business. The auction nature and the inefficiencies of the stock market are such that the Fund can sometimes buy a minority interest in a fine company at a small fraction of the price per share necessary to acquire the entire company.

19

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Schwartz Value Fund
series of Schwartz Investment Trust
3707 W. Maple Road
Suite 100
Bloomfield Hills, Michigan 48301

Board of Trustees
George P. Schwartz, CFA, Chairman
John E. Barnds
Louis C. Bosco, Jr.
Donanld J. Dawson, Jr., Lead Independent Trustee
Joseph M. Grace

Officers
George P. Schwartz, CFA, President
Richard L. Platte, Jr. CFA, V.P./Secretary
Timothy S. Schwartz, CFA, Treasurer
Cathy M. Stoner, CPA, CCO
Robert G. Dorsey, Assistant Secretary
John F. Splain, Assistant Secretary
Mark J. Seger, CPA, Assistant Treasurer
Theresa M. Bridge, CPA, Assistant Treasurer
Julie M. Schmuelling, Assistant Treasurer
Craig J. Hunt, Assistant Vice President

Distributor
ULTIMUS FUND DISTRIBUTORS, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

Custodian
US BANK, N.A.
425 Walnut Street
Cincinatti, Ohio 45202

Administrator
ULTIMUS FUND SOLUTIONS, LLC
P.O. Box 46707
Cincinatti, Ohio 45246

Independent Registered
Public Accounting Firm
DELOITTE & TOUCHE LLP
111 S. Wacker Drive
Chicago, Illinois 60606

Legal Counsel
SULLIVAN & WORCESTER LLP
1666 K Street, NW, Suite 700
Washington, DC, 20006

SCHWARTZ INVESTMENT TRUST

AVE MARIA MUTUAL FUNDS

Ave Maria Catholic Values Fund

Ave Maria Growth Fund

Ave Maria Rising Dividend Fund

Ave Maria Opportunity Fund

Ave Maria World Equity Fund

Ave Maria Bond Fund

UNAUDITED

Semi-Annual Report

JUNE 30, 2010

Shareholder Accounts c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, OH 45246 (888) 726-9331	Corporate Offices 3707 W. Maple Road Suite 100 Bloomfield Hills, MI 48301 (248) 644-8500 Fax (248) 644-4250

Dear Shareowner of:

Ave Maria Catholic Values Fund (AVEMX)
Ave Maria Growth Fund (AVEGX)
Ave Maria Rising Dividend Fund (AVEDX)
Ave Maria Opportunity Fund (AVESX)
Ave Maria World Equity Fund (AVEWX)
Ave Maria Bond Fund (AVEFX)
Ave Maria Money Market Account

In 2010, corporate profits are likely to rise 25% from their 2009 level. But due to the big-government, anti-business legislation pouring out of Washington, investor anxiety is high. The good news here is that such anxiety has historically been associated with stock market bottoms. Of course, one never knows the near-term future direction of stock prices, and anyone who says they do know, is either naïve or they think you are. So I won’t say the market can’t go lower, but valuation levels and fundamentals lead me to conclude that the risk in high-quality common stocks today is minimal.

Shareholders have repeatedly asked, “Are stocks a good buy now?” My answer is yes, but selectivity is important. Despite, or because of volatility, many stocks are very cheap in our view. Retail investors have fled stocks en masse, and institutional investors seem collectively paralyzed with enormous cash positions and a low level of equity exposure. This has created the potential for significant price appreciation in better quality stocks. All that is needed is for investor mood to swing from negative to just neutral. If sentiment went to positive, the rising earnings and rising price-earnings ratio (P-E) could be very exciting. What could trigger such a change in sentiment? One possibility would be the prospect of an election in November 2010, which would send more representatives to Washington who are freedom-loving, pro-growth, pro-business, low-tax-rate oriented, anti-big-government-spending. Stay tuned!

25,000+ shareholders have invested in the Ave Maria Family of Funds. Many have indicated that they were attracted by our MORALLY RESPONSIBLE INVESTING (MRI) approach established by our Catholic Advisory Board, beside the favorable investment performance of the Funds. As Catholic Advisory Board member Coach Lou Holtz said, “Among other things, the MRI screens eliminate from consideration those companies which support the greatest evil of our time – abortion.”

Thanks for your support!

Sincerely,

George P. Schwartz, CFA
Chairman & President

The Letter to Shareholders and the Portfolio Manager Commentaries that follow seek to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. Keep in mind that the information and opinions cover the period through the date of this report.

AVE MARIA MUTUAL FUNDS
TABLE OF CONTENTS

Ave Maria Catholic Values Fund:
Portfolio Manager Commentary	1
Ten Largest Equity Holdings	3
Asset Allocation	3
Schedule of Investments	4

Ave Maria Growth Fund:
Portfolio Manager Commentary	8
Ten Largest Equity Holdings	9
Asset Allocation	9
Schedule of Investments	10

Ave Maria Rising Dividend Fund:
Portfolio Manager Commentary	13
Ten Largest Equity Holdings	15
Asset Allocation	15
Schedule of Investments	16

Ave Maria Opportunity Fund:
Portfolio Manager Commentary	19
Ten Largest Equity Holdings	21
Asset Allocation	21
Schedule of Investments	22

Ave Maria World Equity Fund:
Portfolio Manager Commentary	25
Ten Largest Equity Holdings	26
Asset Allocation	26
Schedule of Investments	27

Ave Maria Bond Fund:
Portfolio Manager Commentary	30
Ten Largest Holdings	31
Asset Allocation	31
Schedule of Investments	32

Statements of Assets and Liabilities	36

Statements of Operations	38

AVE MARIA MUTUAL FUNDS
TABLE OF CONTENTS
(Continued)

Statements of Changes in Net Assets:
Ave Maria Catholic Values Fund	40
Ave Maria Growth Fund	41
Ave Maria Rising Dividend Fund	42
Ave Maria Opportunity Fund	43
Ave Maria World Equity Fund	44
Ave Maria Bond Fund	45

Financial Highlights:
Ave Maria Catholic Values Fund	46
Ave Maria Growth Fund	47
Ave Maria Rising Dividend Fund	48
Ave Maria Opportunity Fund	49
Ave Maria World Equity Fund	50
Ave Maria Bond Fund	51

Notes to Financial Statements	52

About Your Funds’ Expenses	62

Other Information	65

Approval of Advisory Agreements	66

This report is for the information of the shareholders of the Ave Maria Mutual Funds, but it may also be used as sales literature when preceded or accompanied by a current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Funds. To obtain a copy of the prospectus, please visit our website at www.avemariafunds.com or call 1-888-726-9331 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Ave Maria Mutual Funds are distributed by Ultimus Fund Distributors, LLC.

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data, current to the most recent month end, is available at the Ave Maria Funds website at www.avemariafunds.com or by calling 1-888-726-9331.

AVE MARIA CATHOLIC VALUES FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited)

Dear Fellow Shareowner:

The Ave Maria Catholic Values Fund (the “Fund”) had a total return of -3.5% for the six months ended June 30, 2010. The return for the S&P 500 Index was -6.7% and the S&P 400 MidCap Index returned -1.4%.

Since inception on May 1, 2001, the cumulative and annualized returns for the Fund compared to its benchmarks were:

	Since 5-01-01 Inception through 6-30-10 Total Returns
	Cumulative	Annualized
Ave Maria Catholic Values Fund (AVEMX)	50.3%	4.6%
S&P 500 Index	-3.1%	-0.3%
S&P 400 MidCap Index	55.7%	5.0%

As of June 30th, the stock market, as represented by the S&P 500, has declined about 15% off its April high, retracing about one third of the rise from the March, 2009 bottom. This correction followed an 80% market rise from the March 2009 lows. Fears that the economy will slip back into recession are fairly common in the early stages of recoveries, but actual double-dips are rare, occurring only twice in the last eighty years. Nonetheless, investors are cautious as indicators suggest a slowing rate of economic expansion just as various government stimulus programs begin winding down. Unemployment remains disappointingly high at 9.5%, and now housing and retail sales have hit another soft patch. Washington is not helping. Mounting concerns about the costs of healthcare reform, new regulations for the financial services industry, expiring tax-rate cuts, the rising deficit and a growing anti-business sentiment are eroding business and consumer confidence. The European sovereign debt crisis and the Gulf oil disaster have added to the wall of worry facing investors.

On a positive note, we suspect that “change you can believe in” is coming in the form of mid-term elections that could result in a major realignment in Congress and the eventual dilution or reversal of the damaging policy decisions of the past two years. As a result, investor confidence could improve dramatically. Meanwhile, the economy continues growing at a moderate pace and corporate profits are running about 30% above last year’s recessionary lows. As a result, many stocks in our view, offer good value, especially when compared to the low yields available from fixed-income alternatives. Our analysis indicates that opportunities abound to purchase very high-quality companies at substantial discounts to intrinsic value. So we’re buying those issues for the Fund.

In the first half of 2010, the Fund made seven new commitments: Evolution Petroleum Corporation, ConocoPhillips (Energy), American Eagle Outfitters, Inc., Advanced Auto Parts, Inc. (Retail), CenturyLink, Inc. (Telecommunications), Education Management

AVE MARIA CATHOLIC VALUES FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited) (Continued)

Corporation (Educational Services) and The Lubrizol Corporation (Specialty Chemicals). All of these stocks, by virtue of their low valuations or the less cyclical nature of their businesses, should perform well, even in a less robust economy. All of these companies comply with the Ave Maria Funds’ moral screens.

The Fund eliminated three positions. Burlington Northern Santa Fe Corporation (Railroad) was acquired by Berkshire Hathaway, Inc. Simpson Manufacturing Company Inc. (Building Materials) and Gentex Corporation (Auto Parts) both appreciated in price above our estimate of intrinsic value.

Stocks making the largest positive contribution to first-half performance included The Sherwin-Williams Company (Paints), Meadowbrook Insurance, Inc., Comerica, Inc. (Banking), Craftmade International, Inc. (Home Furnishings) and SPDR Gold Trust (Exchange-Traded Fund). The price of gold is up 13% this year after appreciating 26% in 2009. We view the Fund’s modest sized gold holding as an “insurance policy,” rather than an investment, which should pay off in the unlikely event of serious political disruption or severe currency depreciation.

Stocks that adversely affected performance were The Western Union Company (Money Transfers), Federated Investors, Inc. (Financial Services) and numerous Energy companies: Halliburton Company, Exxon Mobil Corporation, ION Geophysical Corporation and Tidewater, Inc. We have added to many of these positions as we believe they represent great long-term value.

Thank you for your continued commitment to the Fund.

George P. Schwartz, CFA	Gregory R. Heilman, CFA
Co-Portfolio Manager	Co-Portfolio Manager

AVE MARIA CATHOLIC VALUES FUND
TEN LARGEST EQUITY HOLDINGS
June 30, 2010 (Unaudited)

Shares	Company	Market Value	% of Net Assets
100,000	Stryker Corporation	$5,006,000	3.1%
40,000	SPDR Gold Trust	4,867,200	3.1%
80,000	Exxon Mobil Corporation	4,565,600	2.9%
70,000	United Technologies Corporation	4,543,700	2.9%
300,000	Western Union Company (The)	4,473,000	2.8%
492,900	Meadowbrook Insurance Group, Inc.	4,253,727	2.7%
110,000	Accenture PLC - Class A	4,251,500	2.7%
200,000	Federated Investors, Inc. - Class B	4,142,000	2.6%
13,260	Alleghany Corporation	3,889,158	2.4%
135,000	Patterson Companies, Inc.	3,851,550	2.4%

ASSET ALLOCATION (Unaudited)

Sector	% of Net Assets
Consumer Discretionary	9.4%
Consumer Staples	2.3%
Energy	15.9%
Financials	19.1%
Health Care	13.6%
Industrials	14.7%
Information Technology	10.6%
Materials	6.6%
Telecommunication Services	0.5%
Exchange-Traded Funds	3.1%
Cash Equivalents, Other Assets and Liabilities	4.2%
100.0%

AVE MARIA CATHOLIC VALUES FUND
SCHEDULE OF INVESTMENTS
June 30, 2010 (Unaudited)

COMMON STOCKS — 92.7%	Shares	Market Value
Consumer Discretionary — 9.4%
Diversified Consumer Services — 1.7%
Education Management Corporation *	181,000	$2,760,250

Household Durables — 0.3%
Craftmade International, Inc. *	75,000	457,500

Specialty Retail — 4.8%
Advance Auto Parts, Inc.	50,000	2,509,000
American Eagle Outfitters, Inc.	175,000	2,056,250
Lowe's Companies, Inc.	150,000	3,063,000
		7,628,250
Textiles, Apparel & Luxury Goods — 2.6%
Coach, Inc.	65,000	2,375,750
VF Corporation	25,000	1,779,500
		4,155,250
Consumer Staples — 2.3%
Food & Staples Retailing — 1.1%
Sysco Corporation	60,000	1,714,200

Personal Products — 1.2%
Avon Products, Inc.	75,000	1,987,500

Energy — 15.9%
Energy Equipment & Services — 5.8%
Halliburton Company	150,000	3,682,500
ION Geophysical Corporation *	250,000	870,000
Schlumberger Ltd.	50,000	2,767,000
Tidewater, Inc.	50,000	1,936,000
		9,255,500
Oil, Gas & Consumable Fuels — 10.1%
ConocoPhillips	35,000	1,718,150
Evolution Petroleum Corporation *	100,000	501,000
Exxon Mobil Corporation	80,000	4,565,600
Forest Oil Corporation *	50,000	1,368,000
Peabody Energy Corporation	50,000	1,956,500
Range Resources Corporation	55,000	2,208,250
Southwestern Energy Company *	65,000	2,511,600
Suncor Energy, Inc.	40,000	1,177,600
		16,006,700
Financials — 19.1%
Capital Markets — 2.6%
Federated Investors, Inc. - Class B	200,000	4,142,000

Commercial Banks — 1.7%
Comerica, Inc.	75,000	2,762,250

AVE MARIA CATHOLIC VALUES FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 92.7% (Continued)	Shares	Market Value
Financials — 19.1% (Continued)
Diversified Financial Services — 2.8%
Western Union Company (The)	300,000	$4,473,000

Insurance — 9.9%
Alleghany Corporation *	13,260	3,889,158
Hanover Insurance Group, Inc. (The)	75,000	3,262,500
Markel Corporation *	5,000	1,700,000
Meadowbrook Insurance Group, Inc.	492,900	4,253,727
Unico American Corporation *	282,945	2,659,683
		15,765,068
Real Estate Investment Trusts — 1.0%
HCP, Inc.	50,000	1,612,500

Real Estate Management & Development — 1.1%
Kennedy-Wilson Holdings, Inc. *	175,000	1,767,500

Health Care — 13.6%
Health Care Equipment & Supplies — 6.3%
Kinetic Concepts, Inc. *	35,000	1,277,850
Stryker Corporation	100,000	5,006,000
Varian Medical Systems, Inc. *	70,000	3,659,600
		9,943,450
Health Care Providers & Services — 2.4%
Patterson Companies, Inc.	135,000	3,851,550

Life Sciences Tools & Services — 3.0%
Mettler-Toledo International, Inc. *	20,000	2,232,600
Waters Corporation *	40,000	2,588,000
		4,820,600
Pharmaceuticals — 1.9%
Abbott Laboratories	65,000	3,040,700

Industrials — 14.7%
Aerospace & Defense — 5.9%
BE Aerospace, Inc. *	100,000	2,543,000
General Dynamics Corporation	40,000	2,342,400
United Technologies Corporation	70,000	4,543,700
		9,429,100
Commercial Services & Supplies — 2.1%
Genuine Parts Company	85,000	3,353,250

Construction & Engineering — 0.6%
Foster Wheeler AG *	40,000	842,400

AVE MARIA CATHOLIC VALUES FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 92.7% (Continued)	Shares	Market Value
Industrials — 14.7% (Continued)
Electrical Equipment — 2.2%
Belden, Inc.	40,000	$880,000
General Cable Corporation *	100,000	2,665,000
		3,545,000
Machinery — 3.9%
Caterpillar, Inc.	40,000	2,402,800
Graco, Inc.	100,000	2,819,000
Lincoln Electric Holdings, Inc.	20,000	1,019,800
		6,241,600
Information Technology — 10.6%
Communications Equipment — 2.9%
ADTRAN, Inc.	55,000	1,499,850
Cisco Systems, Inc. *	150,000	3,196,500
		4,696,350
Computers & Peripherals — 1.9%
Teradata Corporation *	100,000	3,048,000

Electronic Equipment, Instruments & Components — 0.5%
Arrow Electronics, Inc. *	35,000	782,250

IT Services — 4.4%
Accenture PLC - Class A	110,000	4,251,500
International Business Machines Corporation	22,500	2,778,300
		7,029,800
Office Electronics — 0.9%
Zebra Technologies Corporation - Class A *	55,000	1,395,350

Materials — 6.6%
Chemicals — 6.6%
Balchem Corporation	105,000	2,625,000
FMC Corporation	60,000	3,445,800
Lubrizol Corporation (The)	20,000	1,606,200
Sherwin-Williams Company (The)	40,000	2,767,600
		10,444,600
Telecommunication Services — 0.5%
Diversified Telecommunication Services — 0.5%
CenturyLink, Inc.	25,000	832,750

Total Common Stocks (Cost $131,539,709)		$147,784,218

EXCHANGE-TRADED FUNDS — 3.1%	Shares	Market Value
SPDR Gold Trust * (Cost $4,115,521)	40,000	$4,867,200

AVE MARIA CATHOLIC VALUES FUND
SCHEDULE OF INVESTMENTS
(Continued)

MONEY MARKET FUNDS — 5.6%	Shares	Market Value
Federated Government Obligations Tax-Managed Fund - Institutional Shares, 0.02% (a)	7,563,846	$7,563,846
Federated U.S. Treasury Cash Reserve Fund - Institutional Shares, 0.00% (a)	1,329,151	1,329,151
Total Money Market Funds (Cost $8,892,997)		$8,892,997

Total Investments at Market Value — 101.4% (Cost $144,548,227)		$161,544,415

Liabilities in Excess of Other Assets — (1.4%)		(2,152,709)

Net Assets — 100.0%		$159,391,706

*	Non-income producing security.

(a)	The rate shown is the 7-day effective yield as of June 30, 2010.

See notes to financial statements.

AVE MARIA GROWTH FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited)

Dear Fellow Shareholders:

For the six months ended June 30, 2010, the Ave Maria Growth Fund (the “Fund”) had a total return of -0.2% compared with -6.7% for the S&P 500 Index (the “Index”). For the three years ended June 30, 2010, the Fund’s average annual total return was -4.2% compared with -9.8% for the Index; and, for the five years ended June 30, 2010, the Fund returned 3.3% annualized compared with -0.8% for the Index. Since inception (May 1, 2003), the Fund’s total return was 7.4% annualized compared with 3.7% annualized for the Index.

The top five performing issues in the Fund for the first six months of 2010 were:

Polaris Industries, Inc. (Consumer Discretionary - Leisure Products)	29.4%
Ross Stores, Inc. (Consumer Discretionary - Retail Apparel)	25.6%
Toro Company (The) (Industrials – Turf Maintenance Equipment)	21.0%
SEI Investments Company (Financials – Asset Management & Custody)	17.4%
Varian Medical Systems, Inc. (Health Care – Health Care Equipment)	12.1%

The bottom five performing issues were:

Cisco Systems, Inc. (Information Technology – Communications Equipment)	-24.5%
Gilead Sciences, Inc. (Health Care – Biotechnology)	-20.8%
Precision Castparts Corporation (Industrials – Aerospace & Defense)	-16.2%
Hewlett-Packard Company (Information Technology – Computer Hardware)	-15.7%
Exxon Mobil Corporation (Energy – Integrated Oil & Gas)	-15.1%

As of June 30, 2010, the Fund has the highest Lipper Leaders* rating of 5 out of 5 in all categories, and has an Overall Morningstar Rating# of 4 stars among Mid-cap growth funds.

Respectfully,

James L. Bashaw, CFA
Portfolio Manager

*
Lipper Ratings for Total Return reflect fund historic total return performance relative to peers. Lipper Ratings for Consistent Return reflect fund historical risk-adjusted returns relative to peers. Lipper Ratings for Preservation are relative, rather than absolute. Lipper Ratings for Expense reflect fund expense minimization relative to peers. Lipper Ratings for Tax Efficiency (U.S. Only) reflect fund historical ability to postpone taxable distributions. Lipper Ratings DO NOT take into account the effects of sales charges. Overall Ratings are based on an equal-weighted average of percentile ranks for each measure over 3-, 5-, and 10-year periods (if applicable).

#
The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its 3-, 5-, and 10-year performance (if applicable). Past performance is no guarantee of future results. For each fund with at least a 3-year history, Morningstar calculates a Morningstar Rating based on a Morningstar Risk-Adjusted measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of the funds in an investment category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Fund was rated against 694 and 612 Mid-Cap Growth funds and received 5 stars and 4 stars for 3- and 5-year periods, respectively.

AVE MARIA GROWTH FUND
TEN LARGEST EQUITY HOLDINGS
June 30, 2010 (Unaudited)

Shares	Company	Market Value	% of Net Assets
82,700	Varian Medical Systems, Inc.	$4,323,556	3.7%
170,900	Altera Corporation	4,240,029	3.6%
202,900	Rollins, Inc.	4,198,001	3.6%
110,000	Danaher Corporation	4,083,200	3.5%
81,200	Cognizant Technology Solutions Corporation - Class A	4,064,872	3.5%
64,600	Clorox Company (The)	4,015,536	3.4%
97,200	AMETEK, Inc.	3,902,580	3.3%
50,300	Occidental Petroleum Corporation	3,880,645	3.3%
51,900	Dionex Corporation	3,864,474	3.3%
76,600	Kellogg Company	3,852,980	3.3%

ASSET ALLOCATION (Unaudited)

Sector	% of Net Assets
Consumer Discretionary	10.2%
Consumer Staples	9.9%
Energy	5.3%
Financials	7.0%
Health Care	21.3%
Industrials	26.7%
Information Technology	19.1%
Cash Equivalents, Other Assets and Liabilities	0.5%
100.0%

AVE MARIA GROWTH FUND
SCHEDULE OF INVESTMENTS
June 30, 2010 (Unaudited)

COMMON STOCKS — 99.5%	Shares	Market Value
Consumer Discretionary — 10.2%
Automobiles — 0.9%
Harley-Davidson, Inc.	47,300	$1,051,479

Leisure Equipment & Products — 3.2%
Polaris Industries, Inc.	69,500	3,796,090

Specialty Retail — 3.1%
Ross Stores, Inc.	69,300	3,692,997

Textiles, Apparel & Luxury Goods — 3.0%
Coach, Inc.	95,800	3,501,490

Consumer Staples — 9.9%
Food Products — 6.5%
Kellogg Company	76,600	3,852,980
McCormick & Company, Inc.	98,300	3,731,468
		7,584,448
Household Products — 3.4%
Clorox Company (The)	64,600	4,015,536

Energy — 5.3%
Oil, Gas & Consumable Fuels — 5.3%
Exxon Mobil Corporation	41,400	2,362,698
Occidental Petroleum Corporation	50,300	3,880,645
		6,243,343
Financials — 7.0%
Capital Markets — 4.4%
Eaton Vance Corporation	68,000	1,877,480
SEI Investments Company	163,900	3,337,004
		5,214,484
Insurance — 2.6%
Brown & Brown, Inc.	160,200	3,066,228

Health Care — 21.3%
Biotechnology — 1.4%
Gilead Sciences, Inc. *	48,000	1,645,440

Health Care Equipment & Supplies — 9.1%
C.R. Bard, Inc.	43,800	3,395,814
Stryker Corporation	59,800	2,993,588
Varian Medical Systems, Inc. *	82,700	4,323,556
		10,712,958
Health Care Providers & Services — 4.4%
Patterson Companies, Inc.	55,500	1,583,415
VCA Antech, Inc. *	145,300	3,597,628
		5,181,043

AVE MARIA GROWTH FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 99.5% (Continued)	Shares	Market Value
Health Care — 21.3% (Continued)
Life Sciences Tools & Services — 6.4%
Dionex Corporation *	51,900	$3,864,474
Mettler-Toledo International, Inc. *	31,900	3,560,997
		7,425,471
Industrials — 26.7%
Aerospace & Defense — 4.6%
General Dynamics Corporation	57,700	3,378,912
Precision Castparts Corporation	15,500	1,595,260
Rockwell Collins, Inc.	7,000	371,910
		5,346,082
Air Freight & Logistics — 1.4%
Expeditors International of Washington, Inc.	49,100	1,694,441

Commercial Services & Supplies — 3.6%
Rollins, Inc.	202,900	4,198,001

Electrical Equipment — 3.3%
AMETEK, Inc.	97,200	3,902,580

Machinery — 13.8%
Danaher Corporation	110,000	4,083,200
Donaldson Company, Inc.	61,400	2,618,710
Flowserve Corporation	37,000	3,137,600
Graco, Inc.	100,200	2,824,638
Toro Company (The)	72,900	3,580,848
		16,244,996
Information Technology — 19.1%
Communications Equipment — 2.8%
Cisco Systems, Inc. *	154,000	3,281,740

Computers & Peripherals — 3.0%
Hewlett-Packard Company	81,100	3,510,008

Electronic Equipment, Instruments & Components — 3.2%
Amphenol Corporation - Class A	94,200	3,700,176

IT Services — 6.5%
Accenture PLC - Class A	93,600	3,617,640
Cognizant Technology Solutions Corporation - Class A *	81,200	4,064,872
		7,682,512
Semiconductors & Semiconductor Equipment — 3.6%
Altera Corporation	170,900	4,240,029

Total Common Stocks (Cost $109,936,568)		$116,931,572

AVE MARIA GROWTH FUND
SCHEDULE OF INVESTMENTS
(Continued)

MONEY MARKET FUNDS — 1.1%	Shares	Market Value
Federated Government Obligations Tax-Managed Fund - Institutional Shares, 0.02% (a) (Cost $1,224,693)	1,224,693	$1,224,693

Total Investments at Market Value — 100.6% (Cost $111,161,261)		$118,156,265

Liabilities in Excess of Other Assets — (0.6%)		(684,496)

Net Assets — 100.0%		$117,471,769

*	Non-income producing security.

(a)	The rate shown is the 7-day effective yield as of June 30, 2010.

See notes to financial statements.

AVE MARIA RISING DIVIDEND FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited)

Dear Fellow Shareholders:

For the six months ended June 30, 2010, the Ave Maria Rising Dividend Fund (the “Fund”) was down 2.0% versus down 6.7% on the S&P 500 Index and down 2.3% for the S&P Dividend Aristocrat Index.

Positive contributions to performance came from Family Dollar Stores, Inc. which was up 35.4%; Ross Stores, Inc. up 24.8%; and United Bankshares, Inc. up 19.9%. Negatively affecting performance were: Federated Investors, Inc., down 24.7%; Exxon Mobil Corporation, down 16.3%; and Medtronic, Inc., down 17.5%.

During the six month period, a number of changes were made to the portfolio. Positions in Fastenal Company, The Sherwin-Williams Company and W.W. Grainger, Inc. were eliminated because their share prices had appreciated substantially to our price objective. Positions in FPL Group, Inc., Harley-Davidson, Inc. and PACCAR, Inc. were eliminated due to deterioration in underlying fundamentals. Positions were initiated in The Clorox Company (Household Products), ConocoPhillips (Energy), The Lubrizol Corporation (Specialty Chemicals), Meridian Bioscience, Inc. (Diagnostic Tests), Weight Watchers International, Inc. (Self-help Weight Loss), and Wolverine World Wide, Inc. (Shoe Manufacturing). There tend to be more portfolio changes during periods of greater stock price volatility, because of the increased number of opportunities to sell appreciated assets and replace them with more attractively-priced issues.

Given the downshift in economic growth, during the first six months of the year, the high-quality companies held in the portfolio should do especially well over the next several quarters. Most are expected to report significantly higher earnings in 2010 than in 2009. Of the 41 companies represented in the portfolio as of June 30th, 19 raised their dividend rate during the first six months of 2010. (Another, Federated Investors, Inc. declared a sizeable extraordinary dividend during the period.) We expect others to raise their dividend rate during the second half of the year.

With most stock prices down from the beginning of the year and underlying fundamentals for most companies continuing to improve, stocks in general, and our stocks in particular, represent in our view a better value than they did at the beginning of the year. We are especially confident that the Fund has an excellent risk-reward ratio currently, given what we believe to be an extraordinarily high quality of this portfolio. Almost without exception, we believe each portfolio company has a bullet-proof balance sheet bulging with cash, strong free cash flow, a long history of increasing dividends, and a likelihood of future dividend increases. In addition, most have a 2.5%+ current dividend yield, a strong management team, above-average profitability, above-average growth rate, and a below-average price-earnings ratio. This combination of factors is extremely rare and represents, in our opinion, an extraordinary opportunity for long-term investors. In our opinion, this risk-reward ratio for the stocks of these superior companies is among the

AVE MARIA RISING DIVIDEND FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited) (Continued)

best we’ve seen in our many years of toiling in the vineyards of capitalism. Thanks for your support. We work hard to be worthy of your confidence.

With best regards,

George P. Schwartz, CFA	Richard L. Platte, Jr., CFA
Co-portfolio Manager	Co-portfolio Manager

AVE MARIA RISING DIVIDEND FUND
TEN LARGEST EQUITY HOLDINGS
June 30, 2010 (Unaudited)

Shares	Company	Market Value	% of Net Assets
100,000	Family Dollar Stores, Inc.	$3,769,000	3.6%
70,000	Ross Stores, Inc.	3,730,300	3.5%
65,000	Exxon Mobil Corporation	3,709,550	3.5%
70,000	Stryker Corporation	3,504,200	3.3%
55,000	Clorox Company (The)	3,418,800	3.2%
55,000	Procter & Gamble Company (The)	3,298,900	3.1%
70,000	Abbott Laboratories	3,274,600	3.1%
80,000	Hormel Foods Corporation	3,238,400	3.1%
65,000	ConocoPhillips	3,190,850	3.0%
40,000	3M Company	3,159,600	3.0%

ASSET ALLOCATION (Unaudited)

Sector	% of Net Assets
Consumer Discretionary	20.6%
Consumer Staples	19.5%
Energy	12.0%
Financials	11.0%
Health Care	11.5%
Industrials	11.6%
Information Technology	4.5%
Materials	4.2%
Cash Equivalents, Other Assets and Liabilities	5.1%
100.0%

AVE MARIA RISING DIVIDEND FUND
SCHEDULE OF INVESTMENTS
June 30, 2010 (Unaudited)

COMMON STOCKS — 94.9%	Shares	Market Value
Consumer Discretionary — 20.6%
Consumer Products — 2.1%
Nintendo Company Ltd. - ADR	60,000	$2,236,320

Diversified Consumer Services — 1.8%
Weight Watchers International, Inc.	75,000	1,926,750

Media — 1.4%
John Wiley & Sons, Inc. - Class A	40,000	1,546,800

Multiline Retail — 3.6%
Family Dollar Stores, Inc.	100,000	3,769,000

Specialty Retail — 7.1%
Cato Corporation (The) - Class A	95,000	2,091,900
Home Depot, Inc. (The)	60,000	1,684,200
Ross Stores, Inc.	70,000	3,730,300
		7,506,400
Textiles, Apparel & Luxury Goods — 4.6%
VF Corporation	40,000	2,847,200
Wolverine World Wide, Inc.	80,000	2,017,600
		4,864,800
Consumer Staples — 19.5%
Food & Staples Retailing — 3.0%
Sysco Corporation	110,000	3,142,700

Food Products — 7.4%
Hormel Foods Corporation	80,000	3,238,400
Kellogg Company	55,000	2,766,500
Lancaster Colony Corporation	35,000	1,867,600
		7,872,500
Household Products — 6.3%
Clorox Company (The)	55,000	3,418,800
Procter & Gamble Company (The)	55,000	3,298,900
		6,717,700
Personal Products — 2.8%
Avon Products, Inc.	110,000	2,915,000

Energy — 12.0%
Energy Equipment & Services — 4.2%
Halliburton Company	100,000	2,455,000
Schlumberger Ltd.	35,000	1,936,900
		4,391,900
Oil, Gas & Consumable Fuels — 7.8%
ConocoPhillips	65,000	3,190,850
Exxon Mobil Corporation	65,000	3,709,550
Peabody Energy Corporation	35,000	1,369,550
		8,269,950

AVE MARIA RISING DIVIDEND FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 94.9% (Continued)	Shares	Market Value
Financials — 11.0%
Capital Markets — 2.6%
Federated Investors, Inc. - Class B	130,000	$2,692,300

Commercial Banks — 3.6%
BB&T Corporation	30,000	789,300
Comerica, Inc.	30,000	1,104,900
United Bankshares, Inc.	80,000	1,915,200
		3,809,400
Insurance — 4.8%
Chubb Corporation (The)	60,000	3,000,600
HCC Insurance Holdings, Inc.	85,000	2,104,600
		5,105,200
Health Care — 11.5%
Health Care Equipment & Supplies — 8.4%
DENTSPLY International, Inc.	50,000	1,495,500
Medtronic, Inc.	65,000	2,357,550
Meridian Bioscience, Inc.	90,000	1,530,000
Stryker Corporation	70,000	3,504,200
		8,887,250
Pharmaceuticals — 3.1%
Abbott Laboratories	70,000	3,274,600

Industrials — 11.6%
Aerospace & Defense — 4.7%
General Dynamics Corporation	40,000	2,342,400
United Technologies Corporation	40,000	2,596,400
		4,938,800
Electrical Equipment — 2.7%
Emerson Electric Company	65,000	2,839,850

Industrial Conglomerates — 4.2%
3M Company	40,000	3,159,600
Raven Industries, Inc.	40,000	1,348,400
		4,508,000
Information Technology — 4.5%
IT Services — 2.7%
Paychex, Inc.	110,000	2,856,700

Software — 1.8%
Jack Henry & Associates, Inc.	80,000	1,910,400

AVE MARIA RISING DIVIDEND FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 94.9% (Continued)	Shares	Market Value
Materials — 4.2%
Chemicals — 4.2%
Lubrizol Corporation (The)	17,000	$1,365,270
RPM International, Inc.	170,000	3,032,800
		4,398,070

Total Common Stocks (Cost $93,335,325)		$100,380,390

MONEY MARKET FUNDS — 6.6%	Shares	Market Value
Federated Government Obligations Tax-Managed Fund - Institutional Shares, 0.02% (a)	5,002,383	$5,002,383
Federated U.S. Treasury Cash Reserve Fund - Institutional Shares, 0.00% (a)	1,933,514	1,933,514
Total Money Market Funds (Cost $6,935,897)		$6,935,897

Total Investments at Market Value — 101.5% (Cost $100,271,222)		$107,316,287

Liabilities in Excess of Other Assets — (1.5%)		(1,542,806)

Net Assets — 100.0%		$105,773,481

ADR - American Depositary Receipt.

(a) The rate shown is the 7-day effective yield as of June 30, 2010.

See notes to financial statements.

AVE MARIA OPPORTUNITY FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited)

Dear Fellow Shareowner:

For the first six months of 2010, the Ave Maria Opportunity Fund (the “Fund”) had a total return of -0.7% compared to -2.0% for the Russell 2000 Index and -0.9% for the S&P 600 Index. Since inception (May 1, 2006), the Fund’s average annual total return was -1.5%, compared to -3.9% for the Russell 2000 and -3.2% for the S&P 600. For the six months ended June 30, 2010, holdings which had the biggest positive impact on performance included Nintendo Company Ltd. (Video Game Hardware & Software), SPDR Gold Trust (Exchange-Traded Fund), Rockwell Collins, Inc. (Aerospace & Defense), and Cimarex Energy Company (Energy). Issues which had the biggest negative impact on performance included Federated Investors, Inc. (Investment Management), Forest Laboratories, Inc. (Specialty Pharmaceuticals), Ingram Micro, Inc. (Technology), and The Western Union Company (Money Transfer & Payment Services).

There were a number of portfolio changes made during the first six months, as the heightened stock market volatility allowed us to dispose of several issues we believed were fully priced and replace them with securities we consider to be undervalued. As such, positions liquidated included Boeing Company, General Dynamics Corporation, Kinetic Concepts, Inc., Rockwell Collins, Inc., St. Mary Land & Exploration Company, Stryker Corporation, and Teradata Corporation. New holdings for the Fund include American Eagle Outfitters, Inc. (Apparel Retailing), Brown & Brown, Inc. (Insurance Brokerage), H&R Block, Inc. (Tax Preparation), John Wiley & Sons, Inc. (Publishing), Universal Electronics, Inc. (Technology), Weight Watchers International, Inc. (Consumer Services), The Western Union Company (Money Transfers) and Wolverine World Wide, Inc. (Footwear).

In managing the portfolio, we strive to be contrarian investors because it is impossible to buy popular stocks at bargain prices. (When they are popular, their prices are high.) We’re always on the lookout for companies that are out of favor due to a temporary problem or clouded outlook, and thus have depressed share prices. A company fitting the bill currently is H&R Block, Inc. The country’s largest tax preparer, H&R Block has a long history of profits, high margins, excess cash flow which has enabled share repurchases, and dividend increases. Trading for less than 10x earnings, the stock is currently depressed, owing to the weak labor markets, a slow tax-filing season and recent departure of the CEO. But with strong free cash flow, a rock solid balance sheet (more cash than debt) and a dividend yield of 4.0%+, the downside risk in H&R Block appears limited, and the upside could be substantial. Such is the case with many of our portfolio holdings.

AVE MARIA OPPORTUNITY FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited) (Continued)

As of June 30, 2010, the Ave Maria Opportunity Fund has an Overall Morningstar Rating* of 4 stars among 565 Small Blend funds which is the second highest rating by Morningstar.

Thanks for being a shareholder of the Ave Maria Opportunity Fund.

With best regards,

Timothy S. Schwartz, CFA
Portfolio Manager

*
The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its 3-, 5-, and 10-year performance (if applicable). Past performance is no guarantee of future results. For each fund with at least a 3-year history, Morningstar calculates a Morningstar Rating based on a Morningstar Risk-Adjusted measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of the funds in an investment category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Fund was rated against 565 Small Blend funds and received 4 stars for the 3- year period.

AVE MARIA OPPORTUNITY FUND
TEN LARGEST EQUITY HOLDINGS
June 30, 2010 (Unaudited)

Shares	Company	Market Value	% of Net Assets
25,000	Nintendo Company Ltd. - ADR	$931,800	4.8%
7,445	SPDR Gold Trust	905,908	4.7%
55,000	Western Union Company (The)	820,050	4.2%
14,000	Exxon Mobil Corporation	798,980	4.1%
25,000	Sysco Corporation	714,250	3.7%
12,000	Lancaster Colony Corporation	640,320	3.3%
1,997	Alleghany Corporation	585,720	3.0%
35,000	Ingram Micro, Inc. - Class A	531,650	2.7%
25,000	Federated Investors, Inc. - Class B	517,750	2.7%
12,500	Accenture PLC - Class A	483,125	2.5%

ASSET ALLOCATION (Unaudited)

Sector	% of Net Assets
Consumer Discretionary	13.6%
Consumer Staples	8.2%
Energy	12.1%
Financials	26.8%
Health Care	4.7%
Industrials	0.9%
Information Technology	8.9%
Exchange-Traded Funds	5.5%
Cash Equivalents, Other Assets and Liabilities	19.3%
100.0%

AVE MARIA OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
June 30, 2010 (Unaudited)

COMMON STOCKS — 75.2%	Shares	Market Value
Consumer Discretionary — 13.6%
Consumer Products — 4.8%
Nintendo Company Ltd. - ADR	25,000	$931,800

Diversified Consumer Services — 2.8%
Education Management Corporation *	10,000	152,500
Weight Watchers International, Inc.	15,000	385,350
		537,850
Household Durables — 0.4%
Universal Electronics, Inc. *	5,000	83,150

Media — 1.6%
John Wiley & Sons, Inc. - Class A	8,000	309,360

Specialty Retail — 2.5%
American Eagle Outfitters, Inc.	5,000	58,750
Ross Stores, Inc.	4,000	213,160
Signet Jewelers Ltd. *	7,500	206,250
		478,160
Textiles, Apparel & Luxury Goods — 1.5%
Wolverine World Wide, Inc.	12,000	302,640

Consumer Staples — 8.2%
Food & Staples Retailing — 3.7%
Sysco Corporation	25,000	714,250

Food Products — 4.5%
Lancaster Colony Corporation	12,000	640,320
Nestlé S.A. - ADR	5,000	241,200
		881,520
Energy — 12.1%
Energy Equipment & Services — 6.7%
Atwood Oceanics, Inc. *	8,000	204,160
Ensco PLC - ADR	10,000	392,800
Nabors Industries Ltd. *	12,500	220,250
Patterson-UTI Energy, Inc.	25,000	321,750
Rowan Companies, Inc. *	7,500	164,550
		1,303,510
Oil, Gas & Consumable Fuels — 5.4%
Cimarex Energy Company	2,000	143,160
Exxon Mobil Corporation	14,000	798,980
Rosetta Resources, Inc. *	5,000	99,050
		1,041,190
Financials — 26.8%
Capital Markets — 4.7%
Federated Investors, Inc. - Class B	25,000	517,750
Investment Technology Group, Inc. *	25,000	401,500
		919,250

AVE MARIA OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 75.2% (Continued)	Shares	Market Value
Financials — 26.8% (Continued)
Diversified Financial Services — 11.0%
Dun & Bradstreet Corporation (The)	2,500	$167,800
H&R Block, Inc.	30,000	470,700
Leucadia National Corporation *	10,000	195,100
Morningstar, Inc. *	7,500	318,900
PICO Holdings, Inc. *	5,000	149,850
Western Union Company (The)	55,000	820,050
		2,122,400
Insurance — 10.5%
Alleghany Corporation *	1,997	585,720
Brown & Brown, Inc.	15,000	287,100
Chubb Corporation (The)	8,000	400,080
Markel Corporation *	500	170,000
Meadowbrook Insurance Group, Inc.	30,000	258,900
White Mountains Insurance Group Ltd.	1,000	324,200
		2,026,000
Real Estate Management & Development — 0.6%
St. Joe Company (The) *	5,000	115,800

Health Care — 4.7%
Health Care Equipment & Supplies — 1.2%
Varian Medical Systems, Inc. *	4,500	235,260

Pharmaceuticals — 3.5%
Endo Pharmaceuticals Holdings, Inc. *	12,000	261,840
Forest Laboratories, Inc. *	15,000	411,450
		673,290
Industrials — 0.9%
Aerospace & Defense — 0.9%
Sparton Corporation *	33,715	169,586

Information Technology — 8.9%
Communications Equipment — 0.4%
Harris Corporation	2,000	83,300

Electronic Equipment, Instruments & Components — 5.2%
Arrow Electronics, Inc. *	10,000	223,500
Avnet, Inc. *	10,000	241,100
Ingram Micro, Inc. - Class A *	35,000	531,650
		996,250
Internet Software & Services — 0.8%
Stamps.com, Inc. *	15,000	153,750

IT Services — 2.5%
Accenture PLC - Class A	12,500	483,125

Total Common Stocks (Cost $13,600,695)		$14,561,441

AVE MARIA OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
(Continued)

EXCHANGE-TRADED FUNDS — 5.5%	Shares	Market Value
iShares Barclays TIPS Bond Fund	1,500	$160,365
SPDR Gold Trust *	7,445	905,908
Total Exchange-Traded Funds (Cost $875,691)		$1,066,273

REPURCHASE AGREEMENTS (a) — 4.9%	Face Amount	Market Value
U.S. Bank N.A., 0.01%, dated 06/30/10, due 07/01/10, repurchase proceeds: $950,303 (Cost $950,303)	$950,303	$950,303

MONEY MARKET FUNDS — 14.2%	Shares	Market Value
Federated Government Obligations Tax-Managed Fund - Institutional Shares, 0.02% (b)	913,628	$913,628
Federated Treasury Obligations Fund - Institutional Shares, 0.01% (b)	913,629	913,629
Federated U.S. Treasury Cash Reserve Fund - Institutional Shares, 0.00% (b)	913,629	913,629
Total Money Market Funds (Cost $2,740,886)		$2,740,886

Total Investments at Market Value — 99.8% (Cost $18,167,575)		$19,318,903

Other Assets in Excess of Liabilities — 0.2%		41,688

Net Assets — 100.0%		$19,360,591

ADR - American Depositary Receipt.

*	Non-income producing security.

(a)	Repurchase agreement is fully collateralized by $904,601 FGCI Pool #E99430, 4.50%, due 09/01/18. The aggregate market value of the collateral at June 30, 2010 was $969,400.

(b)	The rate shown is the 7-day effective yield as of June 30, 2010.

See notes to financial statements.

AVE MARIA WORLD EQUITY FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited)

Dear Fellow Shareholders:

The Ave Maria World Equity Fund (the “Fund”) was launched on April 30, 2010, right at the start of the European sovereign debt crisis that shook global markets in May and June. As a result, our portfolio was down 5.7% for the period ended June 30, 2010, while the S&P 1200 Global Index (the “Index”) declined 13.1%.

The investment strategy of the Ave Maria World Equity Fund is to invest for long-term capital appreciation, primarily in common stocks of U.S. and non-U.S. companies that operate globally. We want companies that generate above-average returns on invested capital by virtue of superior products, good management and efficient use of assets. The focus of the Fund is on non-U.S. companies. However, we also invest in U.S. companies with at least 50% of their revenues derived from outside of the U.S. All of the stocks owned by the Fund trade in the United States and are denominated in U.S. dollars with shares of foreign domiciled companies represented by American depositary receipts (“ADR”). An ADR represents ownership in the shares of a non-U.S. company that trades in U.S. financial markets. ADRs enable the Fund to buy shares in foreign companies without the hazards or inconveniences of cross-border and cross-currency transactions.

The Fund maintains geographical and industry diversification. Fundamental security analysis, including cash flow return on invested capital, free cash flow, asset values, dividend yield, and earnings growth are used to determine our appraisal of intrinsic value. We want to buy shares at a discount to intrinsic value.

As of June 30, 2010, the Fund’s geographic weightings were approximately: United States (34%), Europe (25%), Japan (5%), Asia ex-Japan (2%), Canada (10%), Australia (3%) Latin America (1%), and Cash (20%).

The Fund’s benchmark, the S&P Global 1200 Index, captures approximately 70% of the world’s capital markets. The Index is a composite of seven S&P indexes representing the United States (49%), Europe (28%), Japan (8%), Asia ex-Japan (4%), Canada (5%), Australia (4%) and Latin America (2%).

All investments comply with the Ave Maria moral screens instituted by the Catholic Advisory Board.

Thank you for your interest in the Fund,

Gregory R. Heilman, CFA
Portfolio Manager

AVE MARIA WORLD EQUITY FUND
TEN LARGEST EQUITY HOLDINGS
June 30, 2010 (Unaudited)

Shares	Company	Market Value	% of Net Assets
3,000	United Technologies Corporation	$194,730	3.2%
4,000	Nestlé S.A. - ADR	192,960	3.2%
4,000	Abbott Laboratories	187,120	3.1%
12,500	Western Union Company (The)	186,375	3.1%
8,500	Heineken NV - Unsponsored ADR	181,050	3.0%
2,000	Siemens AG - ADR	179,060	3.0%
6,500	Avon Products, Inc.	172,250	2.9%
2,500	Toyota Motor Corporation - ADR	171,425	2.9%
3,000	Schlumberger Ltd.	166,020	2.8%
2,500	Toronto-Dominion Bank (The)	162,275	2.7%

ADR - American Depositary Receipt.

ASSET ALLOCATION (Unaudited)

Sector	% of Net Assets
Consumer Discretionary	5.4%
Consumer Staples	14.5%
Energy	12.9%
Financials	9.6%
Health Care	3.1%
Industrials	10.2%
Information Technology	9.2%
Materials	4.5%
Telecommunication Services	8.1%
Exchange-Traded Funds	2.0%
Cash Equivalents, Other Assets and Liabilities	20.5%
100.0%

AVE MARIA WORLD EQUITY FUND
SCHEDULE OF INVESTMENTS
June 30, 2010 (Unaudited)

COMMON STOCKS — 77.5%	Shares	Market Value
Consumer Discretionary — 5.4%
Automobiles — 2.9%
Toyota Motor Corporation - ADR	2,500	$171,425

Consumer Products — 2.5%
Nintendo Company Ltd. - ADR	4,000	149,088

Consumer Staples — 14.5%
Beverages — 5.7%
Diageo PLC - ADR	2,500	156,850
Heineken NV - Unsponsored ADR	8,500	181,050
		337,900
Food & Staples Retailing — 2.7%
Delhaize Group - ADR	2,200	159,500

Food Products — 3.2%
Nestlé S.A. - ADR	4,000	192,960

Personal Products — 2.9%
Avon Products, Inc.	6,500	172,250

Energy — 12.9%
Energy Equipment & Services — 6.3%
Schlumberger Ltd.	3,000	166,020
Tidewater, Inc.	2,500	96,800
Transocean Ltd. *	2,500	115,825
		378,645
Oil, Gas & Consumable Fuels — 6.6%
Advantage Oil & Gas Ltd. *	25,000	145,250
Exxon Mobil Corporation	2,000	114,140
Suncor Energy, Inc.	4,500	132,480
		391,870
Financials — 9.6%
Commercial Banks — 2.7%
Toronto-Dominion Bank (The)	2,500	162,275

Diversified Financial Services — 3.1%
Western Union Company (The)	12,500	186,375

Insurance — 3.8%
Allianze SE - ADR	6,000	59,040
AXA S.A. - ADR	5,000	76,250
Zurich Financial Services AG - ADR	4,000	87,800
		223,090
Health Care — 3.1%
Pharmaceuticals — 3.1%
Abbott Laboratories	4,000	187,120

AVE MARIA WORLD EQUITY FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 77.5% (Continued)	Shares	Market Value
Industrials — 10.2%
Aerospace & Defense — 3.2%
United Technologies Corporation	3,000	$194,730

Construction & Engineering — 1.6%
Foster Wheeler AG *	4,500	94,770

Industrial Conglomerates — 3.0%
Siemens AG - ADR	2,000	179,060

Road & Rail — 2.4%
Canadian National Railway Company	2,500	143,450

Information Technology — 9.2%
Communications Equipment — 2.5%
Cisco Systems, Inc. *	7,000	149,170

Electronic Equipment, Instruments & Components — 2.0%
LG Display Company Ltd. - ADR	7,500	120,750

IT Services — 4.7%
Accenture PLC - Class A	3,000	115,950
International Business Machines Corporation	1,300	160,524
		276,474
Materials — 4.5%
Chemicals — 1.9%
Syngenta AG - ADR	2,500	114,625

Metals & Mining — 2.6%
BHP Billiton Ltd. - ADR	2,500	154,975

Telecommunication Services — 8.1%
Diversified Telecommunication Services — 4.6%
CenturyLink, Inc.	4,000	133,240
Telefónica S.A. - ADR	2,500	138,825
		272,065
Wireless Telecommunication Services — 3.5%
América Móvil S.A.B. de C.V. - Series L - ADR	1,000	47,500
Millicom International Cellular S.A.	2,000	162,140
		209,640

Total Common Stocks (Cost $4,924,708)		$4,622,207

AVE MARIA WORLD EQUITY FUND
SCHEDULE OF INVESTMENTS
(Continued)

EXCHANGE-TRADED FUNDS — 2.0%	Shares	Market Value
SPDR Gold Trust * (Cost $116,327)	1,000	$121,680

REPURCHASE AGREEMENTS (a) — 8.1%	Face Amount	Market Value
U.S. Bank N.A., 0.01%, dated 06/30/10, due 07/01/10, repurchase proceeds: $480,899 (Cost $480,899)	$480,899	$480,899

MONEY MARKET FUNDS — 13.3%	Shares	Market Value
Federated Government Obligations Tax-Managed Fund - Institutional Shares, 0.02% (b)	265,590	$265,590
Federated Treasury Obligations Fund - Institutional Shares, 0.01% (b)	265,591	265,591
Federated U.S. Treasury Cash Reserve Fund - Institutional Shares, 0.00% (b)	265,591	265,591
Total Money Market Funds (Cost $796,772)		$796,772

Total Investments at Market Value — 100.9% (Cost $6,318,706)		$6,021,558

Liabilities in Excess of Other Assets — (0.9%)		(55,355)

Net Assets — 100.0%		$5,966,203

ADR - American Depositary Receipt.

*	Non-income producing security.

(a)	Repurchase agreement is fully collateralized by $457,768 FGCI Pool #E99430, 4.50%, due 09/01/18. The aggregate market value of the collateral at June 30, 2010 was $490,559.

(b)	The rate shown is the 7-day effective yield as of June 30, 2010.

See notes to financial statements.

AVE MARIA BOND FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited)

Dear Fellow Shareholders:

For the six months ended June 30, 2010, the Ave Maria Bond Fund (the “Fund”) had a total return of +2.6%, while the Barclays Capital Intermediate Government/Credit Index had a total return of 4.6% for the same period.

In our opinion, no single event dominated the credit markets during the first six months of 2010 as much as the Greek sovereign debt crises and fears that the contagion would spread to other European Union members. This fear stimulated a flight to quality which had investors stampeding into U.S. Treasuries. That combined with what we consider unrealistic fears of deflation pushed interest rates to near record lows. The yield on the ten-year U.S. Treasury, which started the year at 3.84%, fell to 2.93% by June 30. This decline in interest rates pushed bond prices higher with the biggest price move occurring in long maturity bonds.

Positive investment performance for the Fund came from Treasuries and corporate issues with 7 to 8 year maturities, in addition to the common stock of United Bankshares, Inc. Investment performance was negatively affected by common shares of Federated Investors, Inc., Paychex, Inc. and Avon Products, Inc.

With interest rates near record lows, we believe a significant risk facing bond investors today is rising interest rates. When interest rates rise, bond prices fall. Those bonds with the longest maturities fall the most. In anticipation of rising rates, we have continued to stress short-maturity bonds which maintain their market price better as interest rates rise.

In the current low-yield environment for high-quality fixed-income instruments, the dividend yields on high-quality stocks are noteworthy. At June 30, 2010, the dividend yield on the equity portion of the Fund’s portfolio was 2.4 times the average yield to maturity of our bond holdings. This means the comparatively small position in high-quality common stocks is contributing a disproportionately large portion of the total income of the portfolio. Until interest rates rise, and we think that could happen surprisingly soon, our strategy will remain defensive, with our primary objective being preservation of principal.

We appreciate your continued participation in the Ave Maria Bond Fund.

With best regards,

Richard L. Platte, Jr., CFA
Portfolio Manager

AVE MARIA BOND FUND
TEN LARGEST HOLDINGS*
June 30, 2010 (Unaudited)

Par Value	Holding	Market Value	% of Net Assets
$3,000,000	U.S. Treasury Notes, 2.500%, due 04/30/15	$3,106,641	4.8%
2,500,000	U.S. Treasury Notes, 0.750%, due 11/30/11	2,509,375	3.9%
2,158,900	U.S. Treasury Inflation-Protected Notes, 2.500%, due 07/15/16	2,402,450	3.7%
1,500,000	Private Export Funding Corporation, 5.685%, due 05/15/12	1,638,011	2.5%
1,500,000	U.S. Treasury Notes, 2.375%, due 08/31/14	1,550,742	2.4%
1,500,000	U.S. Treasury Notes, 1.375%, due 03/15/13	1,519,455	2.3%
1,500,000	U.S. Treasury Notes, 1.000%, due 03/31/12	1,511,370	2.3%
1,000,000	PPG Industries, Inc., 6.650%, due 03/15/18	1,186,582	1.8%
1,051,820	U.S. Treasury Inflation-Protected Notes, 2.625%, due 07/15/17	1,186,502	1.8%
1,000,000	Hewlett-Packard Company, 6.125%, due 03/01/14	1,148,802	1.8%

*	Excludes cash equivalents.

ASSET ALLOCATION (Unaudited)

% of Net Assets
U.S. TREASURY AND GOVERNMENT AGENCY OBLIGATIONS
U.S. Treasuries	22.8%
U.S. Government Agencies	12.8%

CORPORATE BONDS
Sector
Consumer Discretionary	4.3%
Consumer Staples	5.2%
Energy	5.0%
Financials	5.9%
Health Care	1.6%
Industrials	5.8%
Information Technology	3.5%
Materials	3.5%
Telecommunication Services	1.8%
Utilities	3.3%

COMMON STOCKS
Sector
Consumer Discretionary	1.5%
Consumer Staples	4.7%
Energy	0.9%
Financials	2.6%
Health Care	1.0%
Industrials	2.7%
Information Technology	0.9%
Materials	0.9%
Utilities	1.7%

Cash Equivalents, Other Assets and Liabilities	7.6%
100.0%

AVE MARIA BOND FUND
SCHEDULE OF INVESTMENTS
June 30, 2010 (Unaudited)

U.S. TREASURY OBLIGATIONS — 22.8%	Par Value	Market Value
U.S. Treasury Inflation-Protected Notes — 5.5%
2.500%, due 07/15/16	$2,158,900	$2,402,450
2.625%, due 07/15/17	1,051,820	1,186,502
		3,588,952
U.S. Treasury Notes — 17.3%
0.750%, due 11/30/11	2,500,000	2,509,375
1.000%, due 03/31/12	1,500,000	1,511,370
1.375%, due 03/15/13	1,500,000	1,519,455
2.375%, due 08/31/14	1,500,000	1,550,742
2.500%, due 04/30/15	3,000,000	3,106,641
2.375%, due 03/31/16	1,000,000	1,014,766
		11,212,349

Total U.S. Treasury Obligations (Cost $14,234,219)		$14,801,301

U.S. GOVERNMENT AGENCY OBLIGATIONS — 12.8%	Par Value	Market Value
Federal Farm Credit Bank — 5.1%
4.480%, due 08/24/12	$1,000,000	$1,077,532
4.600%, due 12/27/12	1,000,000	1,088,095
4.500%, due 01/22/15	1,000,000	1,113,957
		3,279,584
Federal Home Loan Bank — 4.3%
5.000%, due 09/01/10	1,000,000	1,007,958
2.650%, due 08/12/13	750,000	765,437
4.050%, due 11/26/13	500,000	507,052
3.740%, due 02/06/14	500,000	525,720
		2,806,167
Private Export Funding Corporation — 3.4%
5.685%, due 05/15/12	1,500,000	1,638,011
3.550%, due 04/15/13	500,000	532,320
		2,170,331

Total U.S. Government Agency Obligations (Cost $7,893,683)		$8,256,082

CORPORATE BONDS — 39.9%	Par Value	Market Value
Consumer Discretionary — 4.3%
Home Depot, Inc. (The), 5.400%, due 03/01/16	$1,000,000	$1,113,013
Johnson Controls, Inc., 5.500%, due 01/15/16	500,000	554,206
Lowe's Companies, Inc., 5.000%, due 10/15/15	500,000	561,106

AVE MARIA BOND FUND
SCHEDULE OF INVESTMENTS
(Continued)

CORPORATE BONDS — 39.9% (Continued)	Par Value	Market Value
Consumer Discretionary — 4.3% (Continued)
McGraw-Hill Companies, Inc. (The), 5.375%, due 11/15/12	$500,000	$538,950
		2,767,275
Consumer Staples — 5.2%
Avon Products, Inc., 5.625%, due 03/01/14	500,000	558,859
Hormel Foods Corporation, 6.625%, due 06/01/11	600,000	631,298
Procter & Gamble Company (The), 4.950%, due 08/15/14	1,000,000	1,120,757
Sysco Corporation, 4.200%, due 02/12/13	1,000,000	1,071,993
		3,382,907
Energy — 5.0%
Apache Corporation, 5.625%, due 01/15/17	1,000,000	1,126,482
ConocoPhillips, 4.750%, due 02/01/14	1,000,000	1,099,761
Halliburton Company, 5.500%, due 10/15/10	1,000,000	1,011,111
		3,237,354
Financials — 5.9%
BB&T Corporation, 4.750%, due 10/01/12	1,000,000	1,057,414
Burlington Resources Financial Company, 6.500%, due 12/01/11	500,000	536,243
Caterpillar Financial Services Corporation, 4.750%, due 02/17/15	1,000,000	1,097,616
National Rural Utilities Cooperative Finance Corporation, 4.750%, due 03/01/14	1,000,000	1,096,566
		3,787,839
Health Care — 1.6%
Stryker Corporation, 3.000%, due 01/15/15	1,000,000	1,032,528

Industrials — 5.8%
Cooper US, Inc., 5.450%, due 04/01/15	1,000,000	1,129,041
Dover Corporation, 6.500%, due 02/15/11	1,000,000	1,034,455
Eaton Corporation, 4.900%, due 05/15/13	500,000	544,557
United Technologies Corporation, 6.350%, due 03/01/11	1,000,000	1,035,771
		3,743,824
Information Technology — 3.5%
Hewlett-Packard Company, 6.125%, due 03/01/14	1,000,000	1,148,802
International Business Machines Corporation, 4.750%, due 11/29/12	500,000	541,257
International Business Machines Corporation, 6.500%, due 10/15/13	500,000	578,153
		2,268,212
Materials — 3.5%
PPG Industries, Inc., 6.650%, due 03/15/18	1,000,000	1,186,582
Praxair, Inc., 6.375%, due 04/01/12	1,000,000	1,090,471
		2,277,053
Telecommunication Services — 1.8%
Verizon Communications, Inc., 4.350%, due 02/15/13	500,000	534,479
Verizon Communications, Inc., 4.900%, due 09/15/15	600,000	659,096
		1,193,575

AVE MARIA BOND FUND
SCHEDULE OF INVESTMENTS
(Continued)

CORPORATE BONDS — 39.9% (Continued)	Par Value	Market Value
Utilities — 3.3%
FPL Group Capital, Inc., 5.625%, due 09/01/11	$1,000,000	$1,045,522
Southern Power Company, 6.250%, due 07/15/12	1,000,000	1,088,701
		2,134,223

Total Corporate Bonds (Cost $24,502,992)		$25,824,790

COMMON STOCKS — 16.9%	Shares	Market Value
Consumer Discretionary — 1.5%
Specialty Retail — 1.0%
Cato Corporation (The) - Class A	15,000	$330,300
Home Depot, Inc. (The)	12,000	336,840
		667,140
Textiles, Apparel & Luxury Goods — 0.5%
VF Corporation	4,000	284,720

Consumer Staples — 4.7%
Food & Staples Retailing — 1.1%
Sysco Corporation	25,000	714,250

Household Products — 2.8%
Clorox Company (The)	10,000	621,600
Kimberly-Clark Corporation	10,000	606,300
Procter & Gamble Company (The)	10,000	599,800
		1,827,700
Personal Products — 0.8%
Avon Products, Inc.	18,000	477,000

Energy — 0.9%
Oil, Gas & Consumable Fuels — 0.9%
ConocoPhillips	12,500	613,625

Financials — 2.6%
Capital Markets — 0.9%
Federated Investors, Inc. - Class B	30,000	621,300

Commercial Banks — 0.9%
United Bankshares, Inc.	25,000	598,500

Insurance — 0.8%
Chubb Corporation (The)	10,000	500,100

Health Care — 1.0%
Pharmaceuticals — 1.0%
Abbott Laboratories	14,000	654,920

AVE MARIA BOND FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 16.9% (Continued)	Shares	Market Value
Industrials — 2.7%
Commercial Services & Supplies — 0.9%
Genuine Parts Company	15,000	$591,750

Electrical Equipment — 0.8%
Emerson Electric Company	12,000	524,280

Industrial Conglomerates — 1.0%
3M Company	8,000	631,920

Information Technology — 0.9%
IT Services — 0.9%
Paychex, Inc.	22,000	571,340

Materials — 0.9%
Chemicals — 0.9%
RPM International, Inc.	34,000	606,560

Utilities — 1.7%
Electric Utilities — 1.0%
Southern Company (The)	20,000	665,600

Multi-Utilities — 0.7%
NSTAR	12,000	420,000

Total Common Stocks (Cost $10,459,703)		$10,970,705

MONEY MARKET FUNDS — 6.8%	Shares	Market Value
Federated Government Obligations Tax-Managed Fund - Institutional Shares, 0.02% (a)	2,863,831	$2,863,831
Federated U.S. Treasury Cash Reserve Fund - Institutional Shares, 0.00% (a)	1,555,462	1,555,462
Total Money Market Funds (Cost $4,419,293)		$4,419,293

Total Investments at Market Value — 99.2% (Cost $61,509,890)		$64,272,171

Other Assets in Excess of Liabilities — 0.8%		548,332

Net Assets — 100.0%		$64,820,503

(a)	The rate shown is the 7-day effective yield as of June 30, 2010.

See notes to financial statements.

AVE MARIA MUTUAL FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2010 (Unaudited)

	Ave Maria Catholic Values Fund	Ave Maria Growth Fund	Ave Maria Rising Dividend Fund
ASSETS
Investment securities:
At cost	$144,548,227	$111,161,261	$100,271,222
At market value (Note 1)	$161,544,415	$118,156,265	$107,316,287
Receivable for capital shares sold	88,413	270,599	120,230
Receivable for investment securities sold	—	—	760,424
Dividends receivable	143,095	100,872	231,762
Other assets	18,839	19,308	19,850
TOTAL ASSETS	161,794,762	118,547,044	108,448,553

LIABILITIES
Dividends payable	—	—	72,786
Payable for investment securities purchased	1,742,298	591,609	2,303,511
Payable for capital shares redeemed	49,424	60,491	56,302
Payable to Adviser (Note 2)	414,461	290,610	212,277
Payable to administrator (Note 2)	20,900	15,300	13,700
Accrued shareholder servicing fees (Note 2)	154,966	100,145	—
Other accrued expenses	21,007	17,120	16,496
TOTAL LIABILITIES	2,403,056	1,075,275	2,675,072

NET ASSETS	$159,391,706	$117,471,769	$105,773,481

NET ASSETS CONSIST OF:
Paid-in capital	$171,843,566	$110,914,556	$108,598,260
Accumulated net investment income/(loss)	71,069	(175,171)	180
Accumulated net realized losses from security transactions	(29,519,117)	(262,620)	(9,870,024)
Net unrealized appreciation on investments	16,996,188	6,995,004	7,045,065

NET ASSETS	$159,391,706	$117,471,769	$105,773,481
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	12,121,478	7,244,024	10,100,319
Net asset value, offering price and redemption price per share (Note 1)	$13.15	$16.22	$10.47

See notes to financial statements.

AVE MARIA MUTUAL FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2010 (Unaudited) (Continued)

	Ave Maria Opportunity Fund	Ave Maria World Equity Fund	Ave Maria Bond Fund
ASSETS
Investment securities:
At amortized cost	$18,167,575	$6,318,706	$61,509,890
At market value (Note 1)	$19,318,903	$6,021,558	$64,272,171
Cash	—	432	—
Receivable for capital shares sold	16,241	—	90,467
Receivable from Adviser (Note 2)	—	544	—
Dividends and interest receivable	38,135	558	597,536
Other assets	16,576	18,393	19,200
TOTAL ASSETS	19,389,855	6,041,485	64,979,374

LIABILITIES
Dividends payable	—	—	23,228
Payable for investment securities purchased	—	68,100	—
Payable for capital shares redeemed	33	—	27,772
Payable to Adviser (Note 2)	15,936	—	14,867
Payable to administrator (Note 2)	4,000	2,500	5,300
Accrued shareholder servicing fees (Note 2)	—	—	74,717
Other accrued expenses	9,295	4,682	12,987
TOTAL LIABILITIES	29,264	75,282	158,871

NET ASSETS	$19,360,591	$5,966,203	$64,820,503

NET ASSETS CONSIST OF:
Paid-in capital	$21,097,223	$6,317,431	$62,492,303
Accumulated net investment income	32,015	6,616	292
Accumulated net realized losses from security transactions	(2,919,975)	(60,696)	(434,373)
Net unrealized appreciation/(depreciation) on investments	1,151,328	(297,148)	2,762,281

NET ASSETS	$19,360,591	$5,966,203	$64,820,503
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	2,138,273	632,925	6,109,493
Net asset value, offering price and redemption price per share (Note 1)	$9.05	$9.43	$10.61

See notes to financial statements.

AVE MARIA MUTUAL FUNDS
STATEMENTS OF OPERATIONS
For the Six Months Ended June 30, 2010 (Unaudited)

	Ave Maria Catholic Values Fund	Ave Maria Growth Fund	Ave Maria Rising Dividend Fund
INVESTMENT INCOME
Dividends	$1,327,052	$726,632	$1,442,264
Foreign withholding taxes on dividends	(1,163)	—	(4,900)
Interest	5	—	—
TOTAL INCOME	1,325,894	726,632	1,437,364

EXPENSES
Investment advisory fees (Note 2)	837,604	591,951	409,298
Shareholder servicing fees (Note 2)	212,942	150,569	—
Administration, accounting and transfer agent fees (Note 2)	128,490	90,883	82,340
Trustees’ fees and expenses	18,574	18,574	18,574
Legal and audit fees	19,925	18,303	17,750
Postage and supplies	23,057	17,981	14,761
Registration fees	10,934	12,619	13,296
Custodian and bank service fees	7,618	5,955	6,137
Insurance expense	7,452	5,224	4,701
Advisory board fees and expenses	3,952	3,952	3,952
Printing of shareholder reports	5,487	4,388	3,421
Compliance service fees and expenses (Note 2)	4,583	3,445	3,168
Other expenses	8,916	6,937	6,272
TOTAL EXPENSES	1,289,534	930,781	583,670
Less fee reductions by the Adviser (Note 2)	(11,880)	(28,978)	—
NET EXPENSES	1,277,654	901,803	583,670

NET INVESTMENT INCOME/(LOSS)	48,240	(175,171)	853,694

REALIZED AND UNREALIZED GAINS/( LOSSES) ON INVESTMENTS
Net realized gains from security transactions	2,502,295	2,179,022	1,830,654
Net change in unrealized appreciation/ (depreciation) on investments	(8,176,970)	(2,443,255)	(5,062,995)

NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS	(5,674,675)	(264,233)	(3,232,341)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(5,626,435)	$(439,404)	$(2,378,647)

See notes to financial statements.

AVE MARIA MUTUAL FUNDS
STATEMENTS OF OPERATIONS
For the Six Months Ended June 30, 2010(a) (Unaudited) (Continued)

	Ave Maria Opportunity Fund	Ave Maria World Equity Fund	Ave Maria Bond Fund
INVESTMENT INCOME
Dividends	$150,841	$23,469	$225,521
Foreign withholding taxes on dividends	(1,540)	(3,008)	—
Interest	95	28	771,133
TOTAL INCOME	149,396	20,489	996,654

EXPENSES
Investment advisory fees (Note 2)	92,276	8,786	88,912
Shareholder servicing fees (Note 2)	—	—	73,328
Administration, accounting and transfer agent fees (Note 2)	24,000	5,000	29,832
Trustees’ fees and expenses	18,574	—	18,574
Legal and audit fees	13,675	3,823	16,608
Postage and supplies	5,780	776	9,013
Registration fees	10,416	1,619	9,923
Custodian and bank service fees	4,200	1,547	3,524
Insurance expense	953	—	2,858
Advisory board fees and expenses	3,952	500	3,952
Printing of shareholder reports	1,670	4	2,101
Compliance service fees and expenses (Note 2)	978	73	2,005
Other expenses	5,710	1,148	8,671
TOTAL EXPENSES	182,184	23,276	269,301
Less fee reductions and expense reimbursements by the Adviser (Note 2)	(64,803)	(9,403)	(64,816)
NET EXPENSES	117,381	13,873	204,485

NET INVESTMENT INCOME	32,015	6,616	792,169

REALIZED AND UNREALIZED GAINS/ (LOSSES) ON INVESTMENTS
Net realized gains/(losses) from security transactions	1,801,413	(60,696)	506,109
Net change in unrealized appreciation/ (depreciation) on investments	(2,046,518)	(297,148)	150,550

NET REALIZED AND UNREALIZED GAINS/(LOSSES) ON INVESTMENTS	(245,105)	(357,844)	656,659

NET INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS	$(213,090)	$(351,228)	$1,448,828

(a)	Except for the Ave Maria World Equity Fund, which represents the period from the commencement of operations (April 30, 2010) through June 30, 2010.

See notes to financial statements.

AVE MARIA CATHOLIC VALUES FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2010 (Unaudited)	Year Ended December 31, 2009
FROM OPERATIONS
Net investment income	$48,240	$101,661
Net realized gains/(losses) from security transactions	2,502,295	(26,952,403)
Net change in unrealized appreciation/(depreciation) on investments	(8,176,970)	73,480,417
Net increase/(decrease) in net assets from operations	(5,626,435)	46,629,675

FROM DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	(78,832)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	8,315,387	17,706,350
Reinvestment of distributions to shareholders	—	71,637
Payments for shares redeemed	(13,931,516)	(26,508,258)
Net decrease in net assets from capital share transactions	(5,616,129)	(8,730,271)

TOTAL INCREASE/(DECREASE) IN NET ASSETS	(11,242,564)	37,820,572

NET ASSETS
Beginning of period	170,634,270	132,813,698
End of period	$159,391,706	$170,634,270

ACCUMULATED NET INVESTMENT INCOME	$71,069	$22,829

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	596,028	1,597,482
Shares issued in reinvestment of distributions to shareholders	—	5,221
Shares redeemed	(994,319)	(2,490,518)
Net decrease in shares outstanding	(398,291)	(887,815)
Shares outstanding, beginning of period	12,519,769	13,407,584
Shares outstanding, end of period	12,121,478	12,519,769

See notes to financial statements.

AVE MARIA GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2010 (Unaudited)	Year Ended December 31, 2009
FROM OPERATIONS
Net investment loss	$(175,171)	$(147,653)
Net realized gains/(losses) from security transactions	2,179,022	(2,247,782)
Net change in unrealized appreciation/(depreciation) on investments	(2,443,255)	26,107,379
Net increase/(decrease) in net assets from operations	(439,404)	23,711,944

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	12,203,652	26,840,519
Payments for shares redeemed	(9,918,812)	(18,837,145)
Net increase in net assets from capital share transactions	2,284,840	8,003,374

TOTAL INCREASE IN NET ASSETS	1,845,436	31,715,318

NET ASSETS
Beginning of period	115,626,333	83,911,015
End of period	$117,471,769	$115,626,333

ACCUMULATED NET INVESTMENT LOSS	$(175,171)	$—

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	714,500	2,011,419
Shares redeemed	(583,077)	(1,424,147)
Net increase in shares outstanding	131,423	587,272
Shares outstanding, beginning of period	7,112,601	6,525,329
Shares outstanding, end of period	7,244,024	7,112,601

See notes to financial statements.

AVE MARIA RISING DIVIDEND FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2010 (Unaudited)	Year Ended December 31, 2009
FROM OPERATIONS
Net investment income	$853,694	$1,169,685
Net realized gains/(losses) from security transactions	1,830,654	(7,446,166)
Net change in unrealized appreciation/(depreciation) on investments	(5,062,995)	26,648,284
Net increase/(decrease) in net assets from operations	(2,378,647)	20,371,803

FROM DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(869,500)	(1,175,419)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	16,224,761	34,004,905
Reinvestment of distributions to shareholders	684,005	902,904
Payments for shares redeemed	(10,748,432)	(18,344,942)
Net increase in net assets from capital share transactions	6,160,334	16,562,867

TOTAL INCREASE IN NET ASSETS	2,912,187	35,759,251

NET ASSETS
Beginning of period	102,861,294	67,102,043
End of period	$105,773,481	$102,861,294

ACCUMULATED NET INVESTMENT INCOME	$180	$15,986

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	1,440,806	3,739,324
Shares issued in reinvestment of distributions to shareholders	61,719	98,164
Shares redeemed	(953,982)	(1,979,482)
Net increase in shares outstanding	548,543	1,858,006
Shares outstanding, beginning of period	9,551,776	7,693,770
Shares outstanding, end of period	10,100,319	9,551,776

See notes to financial statements.

AVE MARIA OPPORTUNITY FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2010 (Unaudited)	Year Ended December 31, 2009
FROM OPERATIONS
Net investment income/(loss)	$32,015	$(31,234)
Net realized gains from security transactions	1,801,413	460,366
Net change in unrealized appreciation/(depreciation) on investments	(2,046,518)	3,818,418
Net increase/(decrease) in net assets from operations	(213,090)	4,247,550

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	5,185,016	6,802,984
Payments for shares redeemed	(2,397,895)	(4,123,128)
Net increase in net assets from capital share transactions	2,787,121	2,679,856

TOTAL INCREASE IN NET ASSETS	2,574,031	6,927,406

NET ASSETS
Beginning of period	16,786,560	9,859,154
End of period	$19,360,591	$16,786,560

ACCUMULATED NET INVESTMENT INCOME	$32,015	$—

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	549,388	876,955
Shares redeemed	(253,821)	(559,180)
Net increase in shares outstanding	295,567	317,775
Shares outstanding, beginning of period	1,842,706	1,524,931
Shares outstanding, end of period	2,138,273	1,842,706

See notes to financial statements.

AVE MARIA WORLD EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS

Period Ended June 30, 2010(a) (Unaudited)
FROM OPERATIONS
Net investment income	$6,616
Net realized losses from security transactions	(60,696)
Net change in unrealized appreciation/(depreciation) on investments	(297,148)
Net decrease in net assets from operations	(351,228)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	6,317,431

TOTAL INCREASE IN NET ASSETS	5,966,203

NET ASSETS
Beginning of period	—
End of period	$5,966,203

ACCUMULATED NET INVESTMENT INCOME	$6,616

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	632,925
Shares outstanding, beginning of period	—
Shares outstanding, end of period	632,925

(a)	Represents the period from the commencement of operations (April 30, 2010) through June 30, 2010.

See notes to financial statements.

AVE MARIA BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2010 (Unaudited)	Year Ended December 31, 2009
FROM OPERATIONS
Net investment income	$792,169	$1,438,413
Net realized gains/(losses) from security transactions	506,109	(867,627)
Net change in unrealized appreciation/(depreciation) on investments	150,550	4,337,523
Net increase in net assets from operations	1,448,828	4,908,309

FROM DISTRIBUTIONS TO SHAREHOLDERS
From net investments income, Class R	(784,913)	(1,311,992)
From net investments income, Class I	(7,253)	(129,497)
Decrease in net assets from distributions to shareholders	(792,166)	(1,441,489)

FROM CAPITAL SHARE TRANSACTIONS
CLASS R (Note 1)
Proceeds from shares sold	15,577,678	18,755,472
Reinvestment of distributions to shareholders	655,682	1,154,469
Payments for shares redeemed	(3,845,626)	(9,448,338)
Net increase in net assets from Class R capital share transactions	12,387,734	10,461,603

CLASS I (Note 1)
Proceeds from shares sold	—	160,000
Payments for shares redeemed	(2,768,633)	(3,000,000)
Net decrease in net assets from Class I capital share transactions	(2,768,633)	(2,840,000)

TOTAL INCREASE IN NET ASSETS	10,275,763	11,088,423

NET ASSETS
Beginning of period	54,544,740	43,456,317
End of period	$64,820,503	$54,544,740

ACCUMULATED NET INVESTMENT INCOME	$292	$289

SUMMARY OF CAPITAL SHARE ACTIVITY
CLASS R (Note 1)
Shares sold	1,466,733	1,873,729
Shares issued in reinvestment of distributions to shareholders	61,703	114,465
Shares redeemed	(361,375)	(941,361)
Net increase in shares outstanding	1,167,061	1,046,833
Shares outstanding, beginning of period	4,942,432	3,895,599
Shares outstanding, end of period	6,109,493	4,942,432

CLASS I (Note 1)
Shares sold	—	15,355
Shares redeemed	(262,768)	(295,342)
Net decrease in shares outstanding	(262,768)	(279,987)
Shares outstanding, beginning of period	262,768	542,755
Shares outstanding, end of period	—	262,768

See notes to financial statements.

AVE MARIA CATHOLIC VALUES FUND
FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period

	Six Months Ended June 30, 2010 (Unaudited)		Year Ended December 31, 2009	Year Ended December 31, 2008		Year Ended December 31, 2007		Year Ended December 31, 2006	Year Ended December 31, 2005
Net asset value at beginning of period	$13.63		$9.91	$15.70		$16.50		$15.06	$14.62

Income/(loss) from investment operations:
Net investment income/(loss)	0.00	(a)	0.01	(0.00	)(a)	0.00	(a)	(0.04)	(0.04)
Net realized and unrealized gains/ (losses) on investments	(0.48)		3.72	(5.78)		(0.67)		2.18	0.89
Total from investment operations	(0.48)		3.73	(5.78)		(0.67)		2.14	0.85

Less distributions:
From net investment income	—		(0.01)	—		(0.00	)(a)	—	—
From net realized gains on investments	—		—	(0.01)		(0.13)		(0.70)	(0.41)
Total distributions	—		(0.01)	(0.01)		(0.13)		(0.70)	(0.41)

Net asset value at end of period	$13.15		$13.63	$9.91		$15.70		$16.50	$15.06

Total return (b)	(3.5%	)(c)	37.6%	(36.8%	)(d)	(4.0%	)(d)	14.2%	5.8%

Ratios/Supplementary Data:
Net assets at end of period (000’s)	$159,392		$170,634	$132,814		$247,195		$258,012	$246,375

Ratio of net expenses to average net assets (e)	1.50%	(f)	1.50%	1.50%		1.50%		1.50%	1.50%

Ratio of net investment income/(loss) to average net assets	0.06%	(f)	0.07%	(0.03%	)	0.03%		(0.23% )	(0.28% )

Portfolio turnover rate	10%	(c)	58%	53%		52%		59%	61%

(a)	Amount rounds to less than $0.01 per share.

(b)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Not annualized.

(d)
During the years ended December 31, 2008 and 2007, the Fund received payments from the Adviser of $71,643 and $176,249, respectively, for losses realized on the disposal of investments purchased in violation of investment restrictions, which otherwise would have reduced the total return by 0.03% and 0.06%, respectively (Note 2).

(e)
Absent investment advisory fee reductions by the Adviser, the ratio of expenses to average net assets would have been 1.51%(f), 1.56%, 1.54%, 1.52% and 1.51% for the periods ended June 30, 2010 and December 31, 2009, 2008, 2006 and 2005, respectively.

(f)	Annualized.

See notes to financial statements.

AVE MARIA GROWTH FUND
FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period

	Six Months Ended June 30, 2010 (Unaudited)		Year Ended December 31, 2009		Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2005
Net asset value at beginning of period	$16.26		$12.86		$18.94	$17.22	$15.00	$14.99

Income/(loss) from investment operations:
Net investment loss	(0.02)		(0.02)		(0.06)	(0.09)	(0.04)	(0.05)
Net realized and unrealized gains/ (losses) on investments	(0.02)		3.42		(6.02)	2.09	2.40	0.10
Total from investment operations	(0.04)		3.40		(6.08)	2.00	2.36	0.05

Less distributions:
From net realized gains on investments	—		—		—	(0.28)	(0.14)	(0.04)

Net asset value at end of period	$16.22		$16.26		$12.86	$18.94	$17.22	$15.00

Total return (a)	(0.2%	)(b)	26.4%		(32.1% )	11.6%	15.8%	0.3%

Ratios/Supplementary Data:
Net assets at end of period (000’s)	$117,472		$115,626		$83,911	$116,737	$85,211	$63,561

Ratio of net expenses to average net assets (c)	1.50%	(d)	1.50%		1.50%	1.50%	1.50%	1.50%

Ratio of net investment loss to average net assets	(0.29%	)(d)	(0.16%	)	(0.35% )	(0.55% )	(0.30% )	(0.34% )

Portfolio turnover rate	13%	(b)	9%		22%	9%	13%	29%

(a)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Not annualized.

(c)
Absent investment advisory fee reductions by the Adviser, the ratio of expenses to average net assets would have been 1.55%(d), 1.61%, 1.60%, 1.56%, 1.62% and 1.64% for the periods ended June 30, 2010 and December 31, 2009, 2008, 2007, 2006 and 2005, respectively.

(d)	Annualized.

See notes to financial statements.

AVE MARIA RISING DIVIDEND FUND
FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period

	Six Months Ended June 30, 2010 (Unaudited)		Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2006	Period Ended December 31, 2005(a)
Net asset value at beginning of period	$10.77		$8.72	$11.54	$12.08	$10.59	$10.00

Income/(loss) from investment operations:
Net investment income	0.09		0.13	0.15	0.16	0.14	0.08
Net realized and unrealized gains/ (losses) on investments	(0.30)		2.05	(2.74)	(0.22)	1.75	0.59
Total from investment operations	(0.21)		2.18	(2.59)	(0.06)	1.89	0.67

Less distributions:
From net investment income	(0.09)		(0.13)	(0.15)	(0.16)	(0.14)	(0.08)
From net realized gains on investments	—		—	(0.08)	(0.32)	(0.26)	(0.00	)(b)
Total distributions	(0.09)		(0.13)	(0.23)	(0.48)	(0.40)	(0.08)

Net asset value at end of period	$10.47		$10.77	$8.72	$11.54	$12.08	$10.59

Total return (c)	(2.0%	)(d)	25.3%	(22.8% )	(0.6% )	17.9%	6.7%	(d)

Ratios/Supplementary Data:
Net assets at end of period (000’s)	$105,773		$102,861	$67,102	$82,743	$35,051	$25,243

Ratio of net expenses to average net assets (e)	1.07%	(f)	1.11%	1.15%	1.14%	1.25%	1.24%	(f)

Ratio of net investment income to average net assets	1.56%	(f)	1.42%	1.41%	1.26%	1.23%	1.19%	(f)

Portfolio turnover rate	13%	(d)	63%	39%	41%	65%	21%	(f)

(a)	Represents the period from the initial public offering (May 2, 2005) through December 31, 2005.

(b)	Amount rounds to less than $0.01 per share.

(c)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Not annualized.

(e)	Absent investment advisory fee reductions by the Adviser, the ratio of expenses to average net assets would have been 1.31% and 1.43%(f) for the periods ended December 31, 2006 and 2005, respectively.

(f)	Annualized.

See notes to financial statements.

AVE MARIA OPPORTUNITY FUND
FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period

	Six Months Ended June 30, 2010 (Unaudited)		Year Ended December 31, 2009		Year Ended December 31, 2008	Year Ended December 31, 2007	Period Ended December 31, 2006(a)
Net asset value at beginning of period	$9.11		$6.47		$9.58	$10.55	$10.00

Income/(loss) from investment operations:
Net investment income/(loss)	0.01		(0.02)		0.03	0.07	0.06
Net realized and unrealized gains/(losses) on investments	(0.07)		2.66		(3.11)	(0.97)	0.77
Total from investment operations	(0.06)		2.64		(3.08)	(0.90)	0.83

Less distributions:
From net investment income	—		—		(0.03)	(0.07)	(0.06)
From net realized gains on investments	—		—		—	—	(0.22)
Total distributions	—		—		(0.03)	(0.07)	(0.28)

Net asset value at end of period	$9.05		$9.11		$6.47	$9.58	$10.55

Total return (b)	(0.7%	)(c)	40.8%		(32.2% )	(8.5% )	8.3%	(c)

Ratios/Supplementary Data:
Net assets at end of period (000’s)	$19,361		$16,787		$9,859	$18,163	$17,714

Ratio of net expenses to average net assets (d)	1.25%	(e)	1.25%		1.25%	1.25%	1.24%	(e)

Ratio of net investment income/(loss) to average net assets	0.34%	(e)	(0.25%	)	0.29%	0.66%	0.84%	(e)

Portfolio turnover rate	36%	(c)	113%		276%	126%	102%	(e)

(a)	Represents the period from the initial public offering (May 1, 2006) through December 31, 2006.

(b)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Not annualized.

(d)
Absent investment advisory fee reductions and expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 1.94%(e), 2.31%, 2.29%, 1.80% and 1.90%(e) for the periods ended June 30, 2010 and December 31, 2009, 2008, 2007 and 2006, respectively.

(e)	Annualized.

See notes to financial statements.

AVE MARIA WORLD EQUITY FUND
FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout the Period

	Period Ended June 30, 2010(a) (Unaudited)
Net asset value at beginning of period	$10.00

Income/(loss) from investment operations:
Net investment income	0.01
Net realized and unrealized losses on investments	(0.58)
Total from investment operations	(0.57)

Net asset value at end of period	$9.43

Total return (b)	(5.7%	)(c)

Ratios/Supplementary Data:
Net assets at end of period (000’s)	$5,966

Ratio of net expenses to average net assets (d)	1.50%	(e)

Ratio of net investment income to average net assets	0.72%	(e)

Portfolio turnover rate	2%	(c)

(a)	Represents the period from the initial public offering (April 30, 2010) through June 30, 2010.

(b)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The return shown does not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Not annualized.

(d)	Absent investment advisory fee reductions and expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 2.52%(e).

(e)	Annualized.

See notes to financial statements.

AVE MARIA BOND FUND
FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period

	Six Months Ended June 30, 2010 (Unaudited)		Year Ended December 31, 2009	Year Ended December 31, 2008		Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2005
Net asset value at beginning of period	$10.48		$9.79	$10.12		$10.25	$10.08	$10.28

Income/(loss) from investment operations:
Net investment income	0.17		0.29	0.36		0.38	0.35	0.30
Net realized and unrealized gains/ (losses) on investments	0.13		0.69	(0.33)		0.10	0.24	(0.16)
Total from investment operations	0.30		0.98	0.03		0.48	0.59	0.14

Less distributions:
From net investment income	(0.17)		(0.29)	(0.36)		(0.38)	(0.35)	(0.30)
From net realized gains on investments	—		—	(0.00	)(a)	(0.23)	(0.07)	(0.04)
Total distributions	(0.17)		(0.29)	(0.36)		(0.61)	(0.42)	(0.34)

Net asset value at end of period	$10.61		$10.48	$9.79		$10.12	$10.25	$10.08

Total return (b)	2.6%	(c)	10.2%	0.3%		4.8%	6.0%	1.4%

Ratios/Supplementary Data:
Net assets at end of period (000’s)	$64,821		$51,788	$38,136		$34,178	$23,382	$16,839

Ratio of net expenses to average net assets (d)	0.69%	(e)	0.66%	0.62%		0.65%	0.60%	0.61%

Ratio of net investment income to average net assets	2.67%	(e)	2.90%	3.63%		3.69%	3.37%	3.01%

Portfolio turnover rate	12%	(c)	27%	63%		45%	21%	22%

(a)	Amount rounds to less than $0.01 per share.

(b)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Not annualized.

(d)
Absent investment advisory fee reductions and expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 0.91%(e), 0.93%, 0.91%, 0.96%, 0.94% and 0.92% for the periods ended June 30, 2010 and December 31, 2009, 2008, 2007, 2006 and 2005, respectively.

(e)	Annualized.

See notes to financial statements.

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
June 30, 2010 (Unaudited)

1.	Organization and Significant Accounting Policies

The Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund, the Ave Maria Opportunity Fund, the Ave Maria World Equity Fund and the Ave Maria Bond Fund (collectively, the “Funds”) are each a diversified series of the Schwartz Investment Trust (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940 and established as an Ohio business trust under a Declaration of Trust dated August 31, 1992. The Ave Maria Catholic Values Fund commenced the public offering of its shares on May 1, 2001. The public offering of shares of the Ave Maria Growth Fund and the Ave Maria Bond Fund commenced on May 1, 2003. The Ave Maria Rising Dividend Fund commenced the public offering of its shares on May 2, 2005. The Ave Maria Opportunity Fund commenced the public offering of its shares on May 1, 2006. The Ave Maria World Equity Fund commenced the public offering of its shares on April 30, 2010. The Funds determine and make available for publication the net asset value of each of its shares on a daily basis.

The investment objective of the Ave Maria Catholic Values Fund is to seek long-term capital appreciation from equity investments in companies that do not violate core values and teachings of the Roman Catholic Church. The investment objective of the Ave Maria Growth Fund is to seek long-term capital appreciation, using the growth style, from equity investments in companies that do not violate core values and teachings of the Roman Catholic Church. The investment objective of the Ave Maria Rising Dividend Fund is to provide increasing dividend income over time, long-term growth of capital, and a reasonable level of current income from investments in dividend-paying common stocks of companies that do not violate core values and teachings of the Roman Catholic Church. The investment objective of the Ave Maria Opportunity Fund is long-term capital appreciation from equity investments in companies that do not violate core values and teachings of the Roman Catholic Church. The investment objective of the Ave Maria World Equity Fund is to seek long-term capital appreciation from equity investments in U.S. and non-U.S. companies that do not violate core values and teachings of the Roman Catholic Church. The investment objective of the Ave Maria Bond Fund is to seek preservation of principal with a reasonable level of current income. See the Funds’ Prospectus for information regarding the investment strategies of each Fund.

Prior to February 13, 2010, the Ave Maria Bond Fund offered two classes of shares: Class I shares (sold subject to a distribution fee of up to 0.10% of the average daily net assets attributable to Class I shares) and Class R shares (sold subject to a distribution fee of up to 0.25% of the average daily net assets attributable to Class R shares). Each class of shares represented an interest in the same assets of the Fund, had the same rights and was identical in all material respects except that: (1) Class R shares bore the expenses of higher distribution fees; (2) certain other class-specific expenses were borne solely by the class to which such expenses were attributable; (3) each class had exclusive voting

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

rights with respect to matters relating to its own distribution arrangements; and (4) Class I shares required an initial investment of $10 million. Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation were allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class-specific expenses were charged directly to the class incurring the expense. Common expenses which are not attributable to a specific class were allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund.

At a meeting held on February 13, 2010, the Board of Trustees approved the abolishment of Class I shares of the Ave Maria Bond Fund. In addition, the “Class R” designation previously assigned to the sole remaining class of shares of the Ave Maria Bond Fund was eliminated.

Shares of each Fund are sold at net asset value. To calculate the net asset value, each Fund’s assets are valued and totaled, liabilities are subtracted, and the balance is divided by the number of shares outstanding. The offering price and redemption price per share are equal to the net asset value per share for each Fund.

The following is a summary of significant accounting policies followed by the Funds:

(a) Valuation of investments – Securities which are traded on stock exchanges are valued at the closing sales price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities traded in the over-the-counter market are valued at the last reported sales price or, if there is no reported sale on the valuation date, at the most recently quoted bid price. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Investments representing primarily capital stock of other open-end investment companies are valued at their net asset value as reported by such companies. Securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees, and will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.

Accounting principles generally accepted in the United States (“GAAP”) establish a single authoritative definition of fair value, set out a framework for measuring fair value and require additional disclosures about fair value measurements.

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs

•	Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurements falls in its entirety is determined based on the lowest level input that is significant to the fair value measurements in its entirety.

The following is a summary of the inputs used to value the Funds’ investments by security type as of June 30, 2010:

Ave Maria Catholic Values Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$147,784,218	$—	$—	$147,784,218
Exchange-Traded Funds	4,867,200	—	—	4,867,200
Money Market Funds	8,892,997	—	—	8,892,997
Total	$161,544,415	$—	$—	$161,544,415

Ave Maria Growth Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$116,931,572	$—	$—	$116,931,572
Money Market Funds	1,224,693	—	—	1,224,693
Total	$118,156,265	$—	$—	$118,156,265

Ave Maria Rising Dividend Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$100,380,390	$—	$—	$100,380,390
Money Market Funds	6,935,897	—	—	6,935,897
Total	$107,316,287	$—	$—	$107,316,287

Ave Maria Opportunity Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$14,561,441	$—	$—	$14,561,441
Exchange-Traded Funds	1,066,273	—	—	1,066,273
Repurchase Agreements	—	950,303	—	950,303
Money Market Funds	2,740,886	—	—	2,740,886
Total	$18,368,600	$950,303	$—	$19,318,903

Ave Maria World Equity Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$4,622,207	$—	$—	$4,622,207
Exchange-Traded Funds	121,680	—	—	121,680
Repurchase Agreements	—	480,899	—	480,899
Money Market Funds	796,772	—	—	796,772
Total	$5,540,659	$480,899	$—	$6,021,558

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

Ave Maria Bond Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$10,970,705	$—	$—	$10,970,705
U.S. Treasury Obligations	—	14,801,301	—	14,801,301
U.S. Government Agency Obligations	—	8,256,082	—	8,256,082
Corporate Bonds	—	25,824,790	—	25,824,790
Money Market Funds	4,419,293	—	—	4,419,293
Total	$15,389,998	$48,882,173	$—	$64,272,171

Refer to each respective Fund’s Schedule of Investments for a listing of the securities valued using Level 1 and Level 2 inputs by security type and sector or industry type. During the six months ended June 30, 2010, the Funds did not have any significant transfers in and out of Level 1 or Level 2. There were no Level 3 securities or derivative instruments held in the Funds as of or during the six months ended June 30, 2010.

(b) Income taxes – It is each Fund’s policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable income, such Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income and 98% of its net realized capital gains plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of June 30, 2010:

	Ave Maria Catholic Values Fund	Ave Maria Growth Fund	Ave Maria Rising Dividend Fund	Ave Maria Opportunity Fund	Ave Maria World Equity Fund	Ave Maria Bond Fund
Accumulated ordinary income/(loss)	$71,564	$(175,171)	$193	$32,015	$6,616	$292
Capital loss carryforwards	(31,119,878)	(2,264,003)	(11,389,971)	(4,699,582)	—	(940,482)
Net unrealized appreciation/(depreciation)	16,374,809	6,817,365	6,739,817	1,129,522	(297,148)	2,762,281
Other gains/(losses)	2,221,645	2,179,022	1,825,182	1,801,413	(60,696)	506,109
Accumulated earnings/(deficit)	$(12,451,860)	$6,557,213	$(2,824,779)	$(1,736,632)	$(351,228)	$2,328,200

As of December 31, 2009, the Ave Maria Rising Dividend Fund had a capital loss carryforward acquired in a tax-free merger with another mutual fund of $5,488,

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

which expires September 30, 2010. As of December 31, 2009, the Funds had the following additional capital loss carryforwards for federal income tax purposes:

Expires December 31,	Ave Maria Catholic Values Fund	Ave Maria Growth Fund	Ave Maria Rising Dividend Fund	Ave Maria Opportunity Fund	Ave Maria Bond Fund
2015	$—	$—	$—	$328,932	$—
2016	1,636,432	16,221	4,221,818	4,370,650	45,002
2017	29,483,446	2,247,782	7,162,665	—	895,480
	$31,119,878	$2,264,003	$11,384,483	$4,699,582	$940,482

These capital loss carryforwards may be utilized in the current and future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

The following information is based upon the federal income tax cost of the Funds’ investment securities as of June 30, 2010:

	Ave Maria Catholic Values Fund	Ave Maria Growth Fund	Ave Maria Rising Dividend Fund	Ave Maria Opportunity Fund	Ave Maria World Equity Fund	Ave Maria Bond Fund
Gross unrealized appreciation	$25,430,000	$16,532,646	$11,806,234	$1,882,248	$31,469	$3,286,060
Gross unrealized depreciation	(9,055,191)	(9,715,281)	(5,066,417)	(752,726)	(328,617)	(523,779)
Net unrealized appreciation/(depreciation)	$16,374,809	$6,817,365	$6,739,817	$1,129,522	$(297,148)	$2,762,281
Federal income tax cost	$145,169,606	$111,338,900	$100,576,470	$18,189,381	$6,318,706	$61,509,890

The difference between the federal income tax cost of portfolio investments and the financial statement cost for the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund and the Ave Maria Opportunity Fund is due to certain timing differences in the recognition of capital losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are due to the tax deferral of losses on wash sales.

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more-likely-than-not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2006 through December 31, 2009) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

(c) Security transactions and investment income – Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Realized gains and losses on securities sold are

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

determined on a specific identification basis. Discounts and premiums on fixed-income securities purchased are amortized using the interest method.

(d) Dividends and distributions – Dividends from net investment income, if any, are declared and paid annually in December for the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, the Ave Maria Opportunity Fund and the Ave Maria World Equity Fund. Dividends from net investment income, if any, are declared and paid quarterly for the Ave Maria Rising Dividend Fund and are declared and paid monthly for the Ave Maria Bond Fund. Each Fund expects to distribute any net realized capital gains annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The tax character of distributions paid during the periods ended June 30, 2010 and December 31, 2009 was as follows:

Period Ended	Ordinary Income	Total Distributions
Ave Maria Catholic Values Fund:
June 30, 2010	$—	$—
December 31, 2009	$78,832	$78,832
Ave Maria Rising Dividend Fund:
June 30, 2010	$869,500	$869,500
December 31, 2009	$1,175,419	$1,175,419
Ave Maria Bond Fund - Class R:
June 30, 2010	$784,913	$784,913
December 31, 2009	$1,311,992	$1,311,992
Ave Maria Bond Fund - Class I:
June 30, 2010	$7,253	$7,253
December 31, 2009	$129,497	$129,497

There were no distributions to shareholders by the Ave Maria Growth Fund, the Ave Maria Opportunity Fund and the Ave Maria World Equity Fund during the periods ended June 30, 2010 and December 31, 2009.

(e) Repurchase agreements – The Funds may enter into repurchase agreements (agreements to purchase securities subject to the seller’s agreement to repurchase them at a specified time and price) with well-established securities dealers or banks. Repurchase agreements may be deemed to be loans by the Funds. It is each Fund’s policy to take possession of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities as collateral under a repurchase agreement and, on a daily basis, mark-to-market such obligations to ensure that their value, including accrued interest, is at least equal to the amount to be repaid to the Fund under the repurchase agreement. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

(f) Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(g) Common expenses – Common expenses of the Trust are allocated among the Funds of the Trust based on relative net assets of each Fund or the nature of the services performed and the relative applicability to each Fund.

2.	Investment Advisory Agreements and Transactions with Related Parties

The President and Chairman of the Board of the Trust is also the President and Chief Investment Officer of Schwartz Investment Counsel, Inc. (the “Adviser”). Certain other officers of the Trust are officers of the Adviser, or of Ultimus Fund Solutions, LLC (“Ultimus”), the administrative, accounting and transfer agent for the Funds, or of Ultimus Fund Distributors, LLC (the “Distributor”), the Funds’ principal underwriter.

Pursuant to Investment Advisory Agreements between the Trust and the Adviser, the Adviser is responsible for the management of each Fund and provides investment advice along with the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Funds. Effective May 1, 2010, the Adviser receives from each of the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, the Ave Maria Opportunity Fund and the Ave Maria World Equity Fund a quarterly fee at the annual rate of 0.95% of its average daily net assets. The Adviser receives from the Ave Maria Rising Dividend Fund and the Ave Maria Bond Fund a quarterly fee at the annual rate of 0.75% and 0.30%, respectively, of average daily net assets. Prior to May 1, 2010, the Adviser received from each of the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund and the Ave Maria Opportunity Fund a quarterly fee at the annual rate of 1.00% of its average daily net assets.

The Adviser has contractually agreed to reduce its advisory fees or reimburse a portion of operating expenses until at least May 1, 2011 so that: the net expenses of the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund and the Ave Maria World Equity Fund do not exceed 1.50% of average daily net assets; the net expenses of the Ave Maria Rising Dividend Fund and the Ave Maria Opportunity Fund do not exceed 1.25% of average daily net assets; and the net expenses of the Ave Maria Bond Fund do not exceed 0.70% of average daily net assets. For the period ended June 30, 2010, the Adviser reduced its investment advisory fees by $11,880 with respect to the Ave Maria Catholic Values Fund; reduced its investment advisory fees by $28,978 with respect to the Ave Maria Growth Fund; reduced its investment advisory fees by $64,803 with respect to the Ave Maria Opportunity Fund; reduced its investment advisory fees by $8,786 and reimbursed $617 of other

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

operating expenses with respect to the Ave Maria World Equity Fund; and reduced its investment advisory fees by $64,816 with respect to the Ave Maria Bond Fund.

Any fee reductions or expense reimbursements by the Adviser are subject to repayment by the Funds for a period of three years from the time such reductions or reimbursements occurred, provided the Funds are able to effect such repayment and remain in compliance with any undertaking by the Adviser to limit expenses of the Funds. As of June 30, 2010, the amount of fee reductions and expense reimbursements available for reimbursement to the Adviser are as follows:

Ave Maria Catholic Values Fund	$184,304
Ave Maria Growth Fund	$260,009
Ave Maria Opportunity Fund	$383,649
Ave Maria World Equity Fund	$9,403
Ave Maria Bond Fund	$386,516

The Adviser may recapture a portion of the above amounts no later than the dates as stated below:

	December 31, 2010	December 31, 2011	December 31, 2012	June 30, 2013
Ave Maria Catholic Values Fund	$—	$81,529	$90,895	$11,880
Ave Maria Growth Fund	$25,853	$104,027	$101,151	$28,978
Ave Maria Opportunity Fund	$47,863	$138,377	$132,606	$64,803
Ave Maria World Equity Fund	$—	$—	$—	$9,403
Ave Maria Bond Fund	$46,868	$139,106	$135,726	$64,816

The Chief Compliance Officer of the Trust (the “CCO”) is an employee of the Adviser. The Trust pays the Adviser $25,000 annually for providing CCO services, of which each Fund pays its proportionate share along with the other series of the Trust. In addition, the Trust reimburses the Adviser for out-of-pocket expenses incurred, if any, for providing these services.

JLB & Associates, Inc. (“JLB”) has been retained by the Adviser to manage the investments of the Ave Maria Growth Fund pursuant to the terms of a Sub-Advisory Agreement. The Adviser (not the Fund) pays JLB a fee at an annual rate of 0.30% of the average value of the Fund’s daily net assets. JLB’s fees are reduced on a pro rata basis to the extent that the Adviser reduces its advisory fees or reimburses expenses of the Ave Maria Growth Fund.

Pursuant to a Mutual Fund Services Agreement between the Trust and Ultimus, Ultimus supplies regulatory and compliance services, calculates the daily net asset value per share, maintains the financial books and records of the Funds, maintains

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

the records of each shareholder’s account, and processes purchases and redemptions of each Fund’s shares. For the performance of these services, the Ave Maria Bond Fund pays Ultimus a monthly fee at an annual rate of 0.10% of its average daily net assets, and each of the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund, the Ave Maria Opportunity Fund and the Ave Maria World Equity Fund pays Ultimus a monthly fee at an annual rate of 0.15% of its average daily net assets. The fee payable to Ultimus by each Fund is subject to a minimum monthly fee of $4,000, except that the Ave Maria World Equity Fund is subject to a minimum monthly fee of $2,500 for the first 12 months of operations.

Pursuant to a Distribution Agreement between the Trust and the Distributor, the Distributor serves as each Fund’s exclusive agent for the distribution of its shares. The Distributor is an affiliate of Ultimus.

The Ave Maria Catholic Values Fund, the Ave Maria Growth Fund and the Ave Maria Bond Fund have adopted a Shareholder Servicing Plan (the “Plan”) under Section 12(b) of the Investment Company Act of 1940 and Rule 12b-1 thereunder, which allows such Funds to make payments to financial organizations (including the Adviser and other affiliates of each Fund) for providing account administration and personnel and account maintenance services to Fund shareholders. The annual service fee may not exceed an amount equal to 0.25% of each Fund’s average daily net assets. During the six months ended June 30, 2010, the total expenses incurred pursuant to the Plan were $212,942, $150,569, and $73,328 for the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, and the Ave Maria Bond Fund, respectively.

3.	Investment Transactions

During the period ended June 30, 2010, cost of purchases and proceeds from sales and maturities of investment securities, excluding short-term investments and U.S. government securities, were as follows:

	Ave Maria Catholic Values Fund	Ave Maria Growth Fund	Ave Maria Rising Dividend Fund	Ave Maria Opportunity Fund	Ave Maria World Equity Fund	Ave Maria Bond Fund
Purchases of investment securities	$27,788,056	$17,726,278	$24,245,873	$8,363,523	$5,191,883	$6,200,887
Proceeds from sales of investment securities	$15,583,550	$15,879,958	$12,649,592	$5,209,872	$90,152	$4,229,274

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

4.	Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

5.	Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

6.	Recent Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required by ASU No. 2010-06 are effective for interim and annual reporting periods beginning after December 15, 2009 and others for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. Management is currently evaluating the impact ASU No. 2010-06 will have on the Funds’ financial statement disclosures.

AVE MARIA MUTUAL FUNDS
ABOUT YOUR FUNDS’ EXPENSES
(Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you incur ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The ongoing costs reflected in the tables below are based on an investment of $1,000 made at the beginning of the most recent semi-annual period (January 1, 2010) and held until the end of the period (June 30, 2010).

The tables that follow illustrate each Fund’s costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Funds’ ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Funds’ actual returns, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge sales loads or redemption fees.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Funds’ expenses, including historical annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds’ Prospectus.

AVE MARIA MUTUAL FUNDS
ABOUT YOUR FUNDS’ EXPENSES
(Unaudited) (Continued)

Ave Maria Catholic Values Fund

	Beginning Account Value January 1, 2010	Ending Account Value June 30, 2010	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$964.80	$7.31
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,017.36	$7.50

*
Expenses are equal to the Ave Maria Catholic Values Fund’s annualized expense ratio of 1.50% for the period, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Ave Maria Growth Fund

	Beginning Account Value January 1, 2010	Ending Account Value June 30, 2010	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$997.50	$7.43
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,017.36	$7.50

*
Expenses are equal to the Ave Maria Growth Fund’s annualized expense ratio of 1.50% for the period, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Ave Maria Rising Dividend Fund

	Beginning Account Value January 1, 2010	Ending Account Value June 30, 2010	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$979.90	$5.25
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.49	$5.36

*
Expenses are equal to the Ave Maria Rising Dividend Fund’s annualized expense ratio of 1.07% for the period, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

AVE MARIA MUTUAL FUNDS
ABOUT YOUR FUNDS’ EXPENSES
(Unaudited) (Continued)

Ave Maria Opportunity Fund

	Beginning Account Value January 1, 2010	Ending Account Value June 30, 2010	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$993.40	$6.18
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,018.60	$6.26

*
Expenses are equal to the Ave Maria Opportunity Fund’s annualized expense ratio of 1.25% for the period, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Ave Maria World Equity Fund

	Beginning Account Value April 30, 2010	Ending Account Value June 30, 2010	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$943.00	$2.48
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,005.95	$2.56

*
Expenses are equal to the Ave Maria World Equity Fund’s annualized expense ratio of 1.50% for the period, multiplied by the average account value over the period, multiplied by 62/365 (to reflect the period since inception).

Ave Maria Bond Fund

	Beginning Account Value January 1, 2010	Ending Account Value June 30, 2010	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,025.80	$3.47
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,021.37	$3.46

*
Expenses are equal to the Ave Maria Bond Fund’s annualized expense ratio of 0.69% for the period, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

AVE MARIA MUTUAL FUNDS
OTHER INFORMATION
(Unaudited)

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free (888) 726-9331, or on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free (888) 726-9331, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for each of the Funds with the SEC as of the first and third quarters of each fiscal year on Form N-Q. The filings are available free of charge, upon request, by calling (888) 726-9331. Furthermore, you may obtain a copy of the filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AVE MARIA MUTUAL FUNDS
APPROVAL OF ADVISORY AGREEMENTS
(Unaudited)

Ave Maria Catholic Values Fund, Ave Maria Growth Fund, Ave Maria Rising
Dividend Fund, Ave Maria Opportunity Fund and Ave Maria Bond Fund

The Board of Trustees, including the Independent Trustees voting separately, have reviewed and approved the continuance of the Advisory Agreements with the Adviser on behalf of each of the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund, the Ave Maria Opportunity Fund and the Ave Maria Bond Fund, and the continuance of the Sub-Advisory Agreement with JLB & Associates, Inc. (the “Sub-Adviser”) on behalf of the Ave Maria Growth Fund. The approvals took place at an in-person meeting held on February 13, 2010.

The Independent Trustees were advised by independent counsel of their fiduciary obligations in approving the Advisory Agreements and the Sub-Advisory Agreement (collectively, the “Agreements”). The Trustees also received and reviewed a considerable amount of information provided by the Adviser in response to requests of the Independent Trustees and their counsel to assist in their evaluation of the terms of the Agreements and whether the Agreements continue to be in the best interest of the Funds and their shareholders. The Trustees reviewed: (1) industry data comparing advisory fees and expense ratios of comparable investment companies; (2) comparative performance information; (3) the revenues of the Adviser and Sub-Adviser, and costs of providing services to the Funds; and (4) information about the Adviser’s and the Sub-Adviser’s personnel. The Trustees considered various factors, among them: (1) the nature, extent and quality of the services provided by the Adviser and the Sub-Adviser; (2) the fees charged for those services and the Adviser’s profitability with respect to the Funds (and the methodology by which the profit was calculated); (3) the Funds’ performance; (4) the extent to which economies of scale may be realized as the Funds grow; and (5) whether fee levels reflect these economies of scale for the benefit of the Funds’ investors. The Independent Trustees were advised and supported by independent counsel experienced in securities matters throughout the process. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Agreements with management and also met in a private session with independent counsel at which no representatives of the Adviser or Sub-Adviser were present.

The Trustees evaluated and discussed with the Adviser and the Sub-Adviser the responsibilities of each under the Agreements. The Trustees also reviewed the background, education and experience of the Adviser’s and the Sub-Adviser’s key investment and operational personnel. The Trustees discussed and considered the quality of administrative and other services provided to the Trust, the Adviser’s and the Sub-Adviser’s compliance programs, and the Adviser’s role in coordinating such services and programs.

The Trustees considered short-term and long-term investment performance of the Funds in their deliberations. The Trustees considered each Fund’s historical performance over

AVE MARIA MUTUAL FUNDS
APPROVAL OF ADVISORY AGREEMENTS
(Unaudited) (Continued)

various periods ended December 31, 2009, as it compared to the returns of relevant indices and similarly managed mutual funds. Based upon their review, the Trustees observed that: the Ave Maria Catholic Values Fund significantly outperformed its benchmark index (the S&P 500 Index) during 2009 and has outperformed such index over the Fund’s lifetime; although the Ave Maria Growth Fund slightly underperformed its benchmark index (the S&P 500 Index) during 2009, the Fund has outperformed such index over the Fund’s lifetime; although the Ave Maria Rising Dividend Fund slightly underperformed its benchmark index (the S&P Dividend Aristocrats Index) during 2009, the Fund has outperformed such index over the Fund’s lifetime; the Ave Maria Opportunity Fund significantly outperformed its benchmark index (the Russell 2000 Index) during 2009 and has outperformed such index over the Fund’s lifetime; and the Ave Maria Bond Fund significantly outperformed its benchmark index (the Barclays Capital U.S. Government/Credit Intermediate Bond Index) during 2009 and has outperformed such index over the Fund’s lifetime.

The Trustees reviewed the Adviser’s analysis of its profitability from the Agreements for the year ended December 31, 2009, including the methodology by which that profitability is calculated. The Trustees considered that the Adviser may receive, in addition to the advisory fee, certain indirect benefits from the Agreements, including various research services as a result of the placement of the Funds’ portfolio brokerage. The Independent Trustees noted that the Sub-Adviser’s fees are paid by the Adviser. The Trustees concluded that the Adviser and Sub-Adviser possess the resources necessary to serve as adviser to each Fund and the Ave Maria Growth Fund, respectively, and based upon their review of the financial statements provided by the Adviser and the Sub-Adviser, that each is sufficiently capitalized to remain economically viable to serve as adviser.

At the Adviser’s proposal, the Trustees approved a reduction in the advisory fee payable to the Adviser by each of the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund and the Ave Maria Opportunity Fund, effective May 1, 2010. The advisory fee paid by each such Fund had been calculated at the annual rate of 1.00% of average daily net assets. Effective May 1, 2010, the advisory fee paid by each such Fund was reduced to 0.95% of average daily net assets.

The Trustees reviewed the advisory fees paid by each Fund and compared such fees to the advisory fee ratios of similar mutual funds. They also considered the fees the Adviser proposes to charge to institutional accounts for managing similar strategies as the Funds. The Trustees compared the total operating expense ratio of each Fund with expense ratios of representative funds with similar investment objectives considered to be in its peer group. The Trustees considered the existence of any economies of scale and whether those would be passed along to the Funds’ shareholders, including any fee reductions by the Adviser. In considering each Fund’s advisory fee, the Trustees evaluated the Adviser’s investment management capabilities within the context of the

AVE MARIA MUTUAL FUNDS
APPROVAL OF ADVISORY AGREEMENTS
(Unaudited) (Continued)

financial markets and each Fund’s long-term investment goals. The Trustees found that the Adviser has continued to maintain its stated investment approach in spite of the abrupt market cycles that occurred throughout the past year. The Trustees took note that during a time of widespread pessimism and fear, the Adviser had stated that it had taken advantage of buying opportunities by investing the Funds’ cash reserves in stocks the Adviser believed to be priced below their intrinsic value. The Trustees considered the process used by the Adviser to select stocks with good upside potential and noted that a number of holdings in the Funds’ portfolios had markedly appreciated from their lows in March 2009. The Trustees were mindful that although most of the market recovery was fueled by the lower end of the quality spectrum, all of the Funds performed near or above the average of their respective indices during 2009, despite their emphasis on high quality holdings. The Trustees noted that the Adviser maintains an experienced staff of investment professionals and at least one portfolio manager for each Fund (with the exception of the Ave Maria Catholic Values Fund) has served in that role since the Fund’s inception. The Trustees concluded that, based upon the investment strategies of the Funds and the quality of services provided by the Adviser, the advisory fees paid by each Fund are reasonable.

The Trustees were mindful of the manner by which the Adviser sought input from shareholders of the Funds on the importance of the religious screens used to select investments and adjusted the Funds’ screening process in an effort to enhance performance. The Trustees recalled that the Adviser believed the increasing prevalence of Non-Marital Partner Benefits (“NMPBs”) among U.S. corporations was preventing it from taking advantage of various investment opportunities and it eliminated the use of the NMPB screen after less than 60% of the responding shareholders viewed the NMPB screen as very important. The Trustees also noted that the Adviser had indicated that it must undertake supplementary research to screen for companies that do not violate core values and teachings of the Roman Catholic Church.

In approving the Agreements, the Independent Trustees reached the following additional conclusions: (i) the Funds’ performance over the past year has been satisfactory and, with respect to the Ave Maria Opportunity Fund and the Ave Maria Bond Fund, outstanding; (ii) the nature, extent and quality of services provided by the Adviser and the Sub-Adviser are satisfactory; (iii) the advisory fees and total expenses of each Fund, after fee reductions, are competitive with comparably managed mutual funds and are acceptable, and the profits of the Adviser are reasonable; (iv) with respect to the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund and the Ave Maria Opportunity Fund, the Adviser’s request to reduce the advisory fee rate may increase such Funds’ ability to achieve economy of scale benefits and may result in increased investment returns for shareholders; (v) the Adviser’s commitment to cap overall operating expenses through fee reductions and expense reimbursements has enabled the Funds to maintain a competitive overall expense ratio that has increased investment

AVE MARIA MUTUAL FUNDS
APPROVAL OF ADVISORY AGREEMENTS
(Unaudited) (Continued)

returns for shareholders of the Funds; and (vi) the extent to which shareholders are achieving economies of scale as the Funds grow is acceptable.

No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve continuance of the Agreements. Rather, the Trustees concluded, in light of a weighing and balancing of all factors considered, that it would be in the best interests of each Fund and its shareholders to renew the Agreements for an additional annual period.

Ave Maria World Equity Fund

The Board of Trustees, including the Independent Trustees voting separately, reviewed and approved an Advisory Agreement with the Adviser on behalf of the Ave Maria World Equity Fund at an in-person meeting held on February 13, 2010, at which all of the Trustees were present.

The Trustees were advised by independent counsel of their fiduciary obligations in approving the Advisory Agreement and the Trustees requested such information from the Adviser as they deemed reasonably necessary to evaluate the terms of the Advisory Agreement and whether the Agreement is in the best interest of the Ave Maria World Equity Fund and its shareholders. The Trustees reviewed: (1) industry data comparing advisory fees and expense ratios of comparable investment companies; (2) the Adviser’s anticipated revenues and costs of providing services to the Fund; and (3) information about the Adviser’s personnel. The Trustees considered various factors, among them the nature and extent of the services to be provided by the Adviser and the fees proposed to be charged for those services. The Board did not consider the Adviser’s projected profitability with respect to the Fund because it had not yet commenced operations. The Independent Trustees were advised and supported by independent counsel experienced in securities matters throughout the process.

The Trustees evaluated and discussed with the Adviser the responsibilities of the Adviser under the Advisory Agreement. The Trustees also reviewed the background, education and experience of the Adviser’s key investment and operational personnel who would serve the new Fund. The Trustees discussed and considered the quality of administrative and other services provided to the Trust, the Adviser’s compliance programs, and the Adviser’s role in coordinating such services and programs, all with regard to the existing Funds. The Trustees did not consider economies of scale because the Fund is new and because of the Adviser’s agreement to cap expenses.

The Trustees were mindful that the investment process that will be used by the Adviser in managing the Ave Maria World Equity Fund is similar to that used in managing several other funds of the Trust, but can be expected to be more specialized and complex in certain respects because of investments in foreign securities. They noted that they have reviewed detailed information about the performance results and investment

AVE MARIA MUTUAL FUNDS
APPROVAL OF ADVISORY AGREEMENTS
(Unaudited) (Continued)

processes for these other funds of the Trust and are satisfied with the Adviser’s proposed investment approach for the new Fund.

In reviewing the fees proposed to be paid under the Advisory Agreement, the Trustees compared such fees to the advisory fee ratios of similar mutual funds. The Trustees also compared the projected operating expense ratio of the Fund, after fee reductions, with expense ratios of representative funds with similar investment objectives considered to be in its peer group. The Trustees concluded that, based upon the investment strategies of the Fund and the quality of investment management services proposed to be provided by the Adviser, the advisory fees to be paid by the Fund are reasonable.

In approving the Advisory Agreement, the Independent Trustees noted the qualifications of key personnel of the Adviser that would work with the Ave Maria World Equity Fund and concluded the Adviser is qualified to manage the Fund’s assets in accordance with its investment objective and policies. The Independent Trustees were of the belief that the Adviser’s commitment to cap overall operating expenses through fee reductions and expense reimbursements should enable the Fund to maintain a competitive overall expense ratio. The Independent Trustees did not review and consider the anticipated profitability of the Adviser with regards to its management of the Fund because the Fund had not yet commenced operations.

No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve the Advisory Agreement. Rather, the Trustees concluded, in light of a weighing and balancing of all factors considered, that approval of the Advisory Agreement would be in the best interests of the Ave Maria World Equity Fund and its shareholders.

Ave Maria Catholic Values Fund

Ave Maria Growth Fund

Ave Maria Rising Dividend Fund

Ave Maria Opportunity Fund

Ave Maria World Equity Fund

Ave Maria Bond Fund

Ave Maria Mutual Funds
series of Schwartz Investment Trust
3707 W. Maple Road
Suite 100
Bloomfield Hills, Michigan 48301

Board of Trustees
George P. Schwartz, CFA, Chairman
John E. Barnds
Louis C. Bosco, Jr.
Donanld J. Dawson, Jr., Lead Independent Trustee
Joseph M. Grace

Officers
George P. Schwartz, CFA, President
Richard L. Platte, Jr. CFA, V.P./Secretary
Timothy S. Schwartz, CFA, Treasurer
Cathy M. Stoner, CPA, CCO
Robert G. Dorsey, Assistant Secretary
John F. Splain, Assistant Secretary
Mark J. Seger, CPA, Assistant Treasurer
Theresa M. Bridge, CPA, Assistant Treasurer
Julie M. Schmuelling, Assistant Treasurer
Craig J. Hunt, Assistant Vice President

Catholic Advisory Board
Paul R. Roney, Chairman
Lou Holtz
Larry Kudlow
Thomas S. Monaghan
Michael Novak
Phyllis Schlafly

Distributor
ULTIMUS FUND DISTRIBUTORS, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

Custodian
US BANK, N.A.
425 Walnut Street
Cincinatti, Ohio 45202

Administrator
ULTIMUS FUND SOLUTIONS, LLC
P.O. Box 46707
Cincinatti, Ohio 45246

Independent Registered Public Accounting Firm
DELOITTE & TOUCHE LLP
111 S. Wacker Drive
Chicago, Illinois 60606

Legal Counsel
SULLIVAN & WORCESTER LLP
1666 K Street, NW, Suite 700
Washington, DC, 20006

Schwartz Investment Counsel, Inc.
Established 1980

www.schwartzinvest.com

Item 2.	Code of Ethics.

Not required

Item 3.	Audit Committee Financial Expert.

Not required

Item 4.	Principal Accountant Fees and Services.

Not required

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant’s Committee of Independent Trustees shall review shareholder recommendations to fill vacancies on the registrant’s board of trustees if such recommendations are submitted in writing, addressed to the Committee at the registrant’s offices and meet any minimum qualifications adopted by the Committee.  The Committee may adopt, by resolution, a policy regarding its procedures for considering candidates for the board of trustees, including any recommended by shareholders.

Item 11.	Controls and Procedures.

(a)  Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)  There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:  Not required

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons:  Not applicable

(b)  Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)):  Attached hereto

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   Schwartz Investment Trust

By (Signature and Title)*		/s/ George P. Schwartz
George P. Schwartz, President
Date	August 23, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ George P. Schwartz
George P. Schwartz, President
Date	August 23, 2010

By (Signature and Title)*		/s/ Timothy S. Schwartz
Timothy S. Schwartz, Treasurer
Date	August 23, 2010

* Print the name and title of each signing officer under his or her signature.